Exhibit 99.1





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                                CREDIT AGREEMENT

                          DATED AS OF DECEMBER 19, 2006

                                      AMONG

                           VOLT DELTA RESOURCES, LLC,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Lead Arranger





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

                                               TABLE OF CONTENTS
                                                                                                               Page


SECTION 1.          DEFINITIONS...................................................................................1
        1.1       Certain Defined Terms...........................................................................1
        1.2       Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.............25
        1.3       Other Definitional Provisions and Rules of Construction........................................25
        1.4       Exchange Rates; Currency Equivalents...........................................................26
        1.5       Agreed Currencies..............................................................................26
        1.6       Change of Currency.............................................................................27

SECTION 2.          AMOUNTS AND TERMS OF LOANS...................................................................28
        2.1       Loans; Making of Loans; the Register; Optional Notes...........................................28
        2.2       Interest on the Loans..........................................................................34
        2.3       Fees...........................................................................................37
        2.4       Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General
                  Provisions Regarding Payments..................................................................37
        2.5       Use of Proceeds................................................................................40
        2.6       Special Provisions Governing Eurocurrency Rate Loans...........................................41
        2.7       Increased Costs; Taxes; Capital Adequacy.......................................................43
        2.8       Statement of Lenders; Obligation of Lenders and Issuing Lender to Mitigate.....................48
        2.9       Replacement of a Lender........................................................................49
        2.10      Increase in Commitments........................................................................49

SECTION 3.          LETTERS OF CREDIT............................................................................51
        3.1       Issuance of Letters of Credit and Lenders' Purchase of Participations Therein..................51
        3.2       Letter of Credit Fees..........................................................................52
        3.3       Drawings and Reimbursement of Amounts Paid Under Letters of Credit.............................53
        3.4       Obligations Absolute...........................................................................56
        3.5       Nature of Issuing Lender's Duties..............................................................57
        3.6       Applicability of UCP...........................................................................57

SECTION 4.          CONDITIONS TO LOANS AND LETTERS OF CREDIT....................................................57
        4.1       Conditions to Closing..........................................................................58
        4.2       Conditions to Closing; All Loans...............................................................61
        4.3       Conditions to Letters of Credit................................................................61

SECTION 5.          COMPANY'S REPRESENTATIONS AND WARRANTIES.....................................................62
        5.1       Organization, Powers, Qualification, Good Standing, Business and Subsidiaries..................62
        5.2       Authorization of Borrowing, etc................................................................62
        5.3       Financial Condition............................................................................63


        5.4       No Material Adverse Change.....................................................................64
        5.5       Title to Properties; Liens; Intellectual Property..............................................64
        5.6       Litigation; Adverse Facts......................................................................64
        5.7       Payment of Taxes...............................................................................65
        5.8       Governmental Regulation........................................................................65
        5.9       Securities Activities..........................................................................65
        5.10      Employee Benefit Plans.........................................................................65
        5.11      Environmental Protection.......................................................................66
        5.12      Solvency.......................................................................................66
        5.13      Matters Relating to Collateral.................................................................66
        5.14      Disclosure.....................................................................................67
        5.15      Foreign Assets Control Regulations, etc........................................................67

SECTION 6.          AFFIRMATIVE COVENANTS........................................................................68
        6.1       Financial Statements and Other Reports.........................................................68
        6.2       Existence, etc.................................................................................71
        6.3       Payment of Taxes and Claims....................................................................72
        6.4       Maintenance of Properties; Insurance...........................................................72
        6.5       Inspection Rights; Books and Records...........................................................72
        6.6       Compliance with Laws, etc......................................................................73
        6.7       Environmental Matters..........................................................................73
        6.8       Execution of Guarantee and Collateral Agreement and Personal Property Collateral
                  Documents After the Closing Date...............................................................74
        6.9       Repayment of Existing Intercompany Note........................................................76

SECTION 7.          NEGATIVE COVENANTS...........................................................................76
        7.1       Indebtedness...................................................................................76
        7.2       Liens and Related Matters......................................................................77
        7.3       Investments; Acquisitions......................................................................78
        7.4       Contingent Obligations.........................................................................80
        7.5       Restricted Junior Payments.....................................................................80
        7.6       Financial Covenants............................................................................81
        7.7       Restriction on Fundamental Changes; Asset Sales................................................81
        7.8       Capital Expenditures...........................................................................82
        7.9       Transactions with Affiliates...................................................................82
        7.10      Sale and Lease-Backs...........................................................................82
        7.11      Conduct of Business............................................................................83
        7.12      Fiscal Year....................................................................................83
        7.13      Deposit Accounts, Securities Accounts and Cash Management Systems..............................83

SECTION 8.          EVENTS OF DEFAULT............................................................................83
        8.1       Failure to Make Payments When Due..............................................................83
        8.2       Default in Other Agreements....................................................................83
        8.3       Breach of Certain Covenants....................................................................84
        8.4       Breach of Warranty.............................................................................84
        8.5       Other Defaults Under Loan Documents............................................................84

        8.6       Involuntary Bankruptcy; Appointment of Receiver, etc...........................................84
        8.7       Voluntary Bankruptcy; Appointment of Receiver, etc.............................................85
        8.8       Judgments and Attachments......................................................................85
        8.9       Dissolution....................................................................................85
        8.10      Employee Benefit Plans.........................................................................85
        8.11      Change in Control..............................................................................86
        8.12      Invalidity of Loan Documents; Repudiation of Obligations.......................................86

SECTION 9.          ADMINISTRATIVE AGENT.........................................................................87
        9.1       Appointment....................................................................................87
        9.2       Powers and Duties; General Immunity............................................................87
        9.3       Independent Investigation by Lenders; No Responsibility For Appraisal of
                  Creditworthiness...............................................................................89
        9.4       Right to Indemnity.............................................................................89
        9.5       Resignation of Agents; Successor Administrative Agent and Swing Line Lender....................90
        9.6       Collateral Documents and Guaranties............................................................91
        9.7       Duties of Other Agents...............................................Error! Bookmark not defined.
        9.8       Administrative Agent May File Proofs of Claim..................................................91

SECTION 10.         MISCELLANEOUS................................................................................92
        10.1      Successors and Assigns; Assignments and Participations in Loans and Letters of Credit..........92
        10.2      Expenses.......................................................................................95
        10.3      Indemnity......................................................................................96
        10.4      Set-Off........................................................................................97
        10.5      Ratable Sharing................................................................................97
        10.6      Amendments and Waivers.........................................................................98
        10.7      Independence of Covenants......................................................................99
        10.8      Notices; Effectiveness of Signatures; Posting on Electronic Delivery Systems..................100
        10.9      Survival of Representations, Warranties and Agreements........................................102
        10.10     Failure or Indulgence Not Waiver; Remedies Cumulative.........................................102
        10.11     Marshalling; Payments Set Aside...............................................................102
        10.12     Severability..................................................................................102
        10.13     Obligations Several; Independent Nature of Lenders' Rights; Damage Waiver.....................103
        10.14     Release of Security Interest or Guaranty......................................................103
        10.15     Applicable Law................................................................................103
        10.16     Construction of Agreement; Nature of Relationship.............................................104
        10.17     Consent to Jurisdiction and Service of Process................................................104
        10.18     Waiver of Jury Trial..........................................................................105
        10.19     Confidentiality...............................................................................105
        10.20     Counterparts; Effectiveness...................................................................106
        10.21     USA Patriot Act...............................................................................106

                                    EXHIBITS

                  I        FORM OF NOTICE OF BORROWING

                  II       FORM OF NOTICE OF CONVERSION/CONTINUATION

                  III      FORM OF REQUEST FOR ISSUANCE

                  IV       FORM OF REVOLVING NOTE

                  V        FORM OF SWING LINE NOTE

                  VI       FORM OF COMPLIANCE CERTIFICATE

                  VII      FORM OF ASSIGNMENT AGREEMENT

                                    SCHEDULES


                  1.1      SIGNIFICANT SUBSIDIARIES

                  2.1      LENDERS' COMMITMENTS AND PRO RATA SHARES

                  5.1      SUBSIDIARIES

                  5.5B     INTELLECTUAL PROPERTY

                  5.6      LITIGATION

                  7.1      CERTAIN EXISTING INDEBTEDNESS

                  7.2      CERTAIN EXISTING LIENS

                  7.3      CERTAIN EXISTING INVESTMENTS

                  7.4      CERTAIN EXISTING CONTINGENT OBLIGATIONS

                  7.5      CALCULATION OF PERMITTED TAX DISTRIBUTIONS

                  10.8     NOTICE ADDRESSES

                            VOLT DELTA RESOURCES, LLC

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT is dated as of December 19, 2006 and entered into by and among VOLT DELTA RESOURCES, LLC, a Nevada limited liability company ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as administrative agent for Lenders (in such capacity, "Administrative Agent").

                                 R E C I T A L S

     WHEREAS, Lenders, at the request of Company, have agreed to extend certain credit facilities to Company, the proceeds of which will be used to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Administrative Agent agree as follows:

Section 1.    DEFINITIONS

     1.1 Certain Defined Terms.

     The following terms used in this Agreement shall have the following meanings:

     "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

     "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

     "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude the Administrative Agent and each Lender.

     "Agreed  Currency"  means,  subject to Section  1.5 and  Section  1.6,  (a)
Dollars, (b) Euro, (c) Pounds Sterling and (d) any other Eligible Currency approved in accordance with Section 1.5.

     "Agreement" means this Credit Agreement.

     "Applicable Margin" means, from time to time, the following rate per annum based upon the Total Debt to EBITDA Ratio as set forth below:

-------------------------- --------------------------- -------------------- ---------------------- -------------------
         Pricing                 Total Debt to          Eurocurrency Rate         Base Rate            Commitment
          Level                   EBITDA Ratio               Margin                Margin                 Fee
-------------------------- --------------------------- -------------------- ---------------------- -------------------
Pricing Level I                   >=1.75:1.00                 1.5%                  0.25%                0.30%
-------------------------- --------------------------- -------------------- ---------------------- -------------------
Pricing Level II           >=1.50:1.00 but <1.75:1.00        1.375%                0.125%                0.25%
-------------------------- --------------------------- -------------------- ---------------------- -------------------
Pricing Level III          >=1.00:1.00 but <1.50:1.00        1.125%                  0%                  0.225%
-------------------------- --------------------------- -------------------- ---------------------- -------------------
Pricing Level IV                   <1.00:1.00                0.875%                  0%                  0.20%
-------------------------- --------------------------- -------------------- ---------------------- -------------------

     The Applicable Margin shall be determined in accordance with the foregoing table based on Company's Total Debt to EBITDA Ratio as reflected in the Compliance Certificate delivered with the then most recent financial statements delivered pursuant to Section 6.1(ii) and (iii). Adjustments, if any, to the Applicable Margin shall be effective five Business Days after the Administrative Agent has received the applicable financial statements and the related Compliance Certificate. If Company fails to deliver its financial statements and the related Compliance Certificate to the Administrative Agent at the time required pursuant to this Agreement, then the Applicable Margin shall be the highest Applicable Margin set forth in the foregoing table until five days after such financial statements and the related Compliance Certificate are so delivered. Until adjusted commencing with the delivery of Company's financial statements with respect to the third Fiscal Quarter of Fiscal Year 2006 and the related Compliance Certificate, Pricing Level III shall be deemed to exist.

     "Approved Fund" means a Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

     "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its Wholly-Owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or
(iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries.

     "Assignment Agreement" means an Assignment and Assumption in substantially the form of Exhibit VII annexed hereto.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

     "Base Rate" means, at any time, the higher of (i) the Prime Rate or (ii) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change.

     "Base Rate Margin" means the margin over the Base Rate used in determining the rate of interest of Base Rate Loans in accordance with the definition of Applicable Margin.

     "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

     "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or New York or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close; provided, that:

     (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, Business Day means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

     (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, Business Day means any such day which is a TARGET Day;

     (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, Business Day means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

     (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency
Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), Business Day means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

     "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Capital Stock" means the capital stock of or other equity interests in a Person.

     "Change in Control" means: (a) so long as Parent (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the ordinary voting power of the Capital Stock of Company and (ii) has the power to exercise, directly or indirectly, a controlling influence over the management and policies of Company, a Parent Change in Control; and (b) in all other cases, a Company Change in Control.

     "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation, treaty or order, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Government Authority, (iii) any determination of a court or other Government Authority or (iv) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Government Authority.

     "Closing Date" means the date on which the conditions precedent set forth in subsection 4.1 have been satisfied.

     "Collateral" means, collectively, all of the property and assets in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

     "Collateral Documents" means the Guarantee and Collateral Agreement, the Control Agreements, any Foreign Pledge Agreements and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any personal property of that Loan Party as security for the Obligations.

     "Commitments" means the commitments of Lenders to make Loans as set forth in subsections 2.1A and 3.3.

     "Company" has the meaning assigned to that term in the introduction to this Agreement.

     "Company Change in Control" means:

          (i) the acquisition by any Person, or two or more Persons acting in concert, other than the Shaw Group and any employee benefit plans of Parent or Company or any of Company's Subsidiaries, and (unless a Parent Change in Control has occurred) Parent, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of shares of capital stock of Company constituting in the aggregate: (A) 30% or more of the ordinary voting power of Company at a time when the Shaw Group and (unless a Parent Change in Control has occurred) Parent shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) shares of capital stock of Company constituting in the aggregate 20% or more of the ordinary voting power of Company; and (B) 20% or more of the ordinary voting power of Company if otherwise;

          (ii) during any period of 12 consecutive months, a majority of the members of the board of directors of Company cease to be individuals who are Continuing Directors (for this purpose, a "Continuing Director" is an individual (A) who was a member of the board of directors on the first day of such period, (B) whose election or nomination to the board of directors was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of the board of directors or (C) whose election or nomination to the board of directors was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of the board of directors); or

          (iii) any Person, or two or more Persons acting in concert, other than the Shaw Group and any employee benefit plans of Parent or Company or any of Company's Subsidiaries and (unless a Parent Change in Control has occurred) Parent, will have acquired by contract or otherwise, or will have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Company;

     provided, however, that if all of the capital stock (howsoever designated) of Company is owned by a single holding company, references herein to Company instead shall refer to such holding company, mutatis mutandis.

     "Compliance  Certificate" means a certificate  substantially in the form of
Exhibit VI annexed hereto.

     "Computation Date" means (a) the Closing Date and (b) so long as any outstanding Loan or Letter of Credit is denominated in a Foreign Currency, (i) the last Business Day of each calendar quarter, (ii) the date of any proposed Loan or issuance of a Letter of Credit if Administrative Agent shall determine or Requisite Lenders shall require, (iii) the date of any reduction or reallocation of Commitments pursuant to subsection 2.4A(ii), and (iv) such additional dates as Administrative Agent shall determine or Requisite Lenders shall require.

     "Consolidated Capital Expenditures" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries.

     "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest expense not payable in cash (including amortization of discount and amortization of debt issuance costs).

     "Consolidated EBIT" means, for any period, Consolidated Net Income, plus the sum, to the extent deducted in determining Consolidated Net Income, of (a) the amounts for such period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income, and (iii) any extraordinary or non-recurring losses (and less any extraordinary or non-recurring gains), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

     "Consolidated EBITDA" means, for any period, the sum, without duplication, of the amounts for such period of (a) Consolidated EBIT, (b) total depreciation expense, and (c) total amortization expense.

     "Consolidated Fixed Charges" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Cash Interest Expense, (ii) mandatory scheduled principal payments in respect of Consolidated Total Debt and (iii) the aggregate amount of all rents paid or payable during that period under all real estate leases to which Company or any of its Subsidiaries is a party as lessee, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

     "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, and amounts referred to in subsection 2.3 payable to Administrative Agent and Lenders that are considered interest expense in accordance with GAAP.

     "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

     "Consolidated Net Worth" means, as of any date of determination, the members' equity of Company and its Subsidiaries determined on a consolidated basis as of such date in accordance with GAAP.

     "Consolidated Total Debt" means, as of any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (1) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

     "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Control Agreement" means an agreement, satisfactory in form and substance to Administrative Agent and executed by the financial institution or securities intermediary at which a Deposit Account or a Securities Account, as the case may be, is maintained, pursuant to which such financial institution or securities intermediary confirms and acknowledges Administrative Agent's security interest in such account, and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions originated by Administrative Agent as to disposition of funds in such account upon the occurrence and during the continuation of an Event of Default, without further consent by Company or any Subsidiary.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

     "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Revolving Loans in the applicable Designated Currency, participations in Letters of Credit in the applicable Designated Currency or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

     "Designated Currency" means, (a) for Eurocurrency Rate Loans and Letters of Credit, the Agreed Currency which is designated for such Eurocurrency Rate Loans and Letters of Credit, (b) for Base Rate Loans, Dollars, and (c) for Swingline Loans, Dollars.

     "Deposit Account" means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company.

     "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Foreign Currency, the equivalent amount thereof in Dollars as determined by Administrative Agent or Issuing Lender, as the case may be, at such time on the basis of the Exchange Rate (determined in respect of the most recent Computation Date) for the purchase of Dollars with such Foreign Currency.

     "Dollars" and the sign "$" mean the lawful money of the United States of America.

     "Eligible Assignee" means (i) any Lender, any Affiliate of any Lender or any Approved Fund of any Lender; and (ii) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity that is an institutional "accredited investor" (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses, including insurance companies and mutual funds; provided that neither Company nor any Affiliate of Company shall be an Eligible Assignee.

     "Eligible Currency" means any Foreign Currency provided that: (a) quotes for loans in such currency are available in the London interbank deposit market,
(b) such currency is freely transferable and convertible into Dollars in the London foreign exchange market, (c) no approval of a Government Authority in the country of issue of such currency is required to permit use of such currency by any applicable Lender or Issuing Lender for making loans or issuing letters of credit, or honoring drafts presented under letters of credit in such currency, and (d) there is no restriction or prohibition under any applicable legal requirements against the use of such currency for such purposes.

     "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

     "Employee  Benefit Plan" means any "employee  benefit plan",  as defined in
Section 3(3) of ERISA, which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

     "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Government Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments,
Governmental Authorizations, or any other requirements of any Government Authority relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any of its properties.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

     "ERISA Affiliate", as applied to any Person, means (i) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or
(o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of a Person or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Person or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Person or such Subsidiary and with respect to liabilities arising after such period for which such Person or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
(iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to
Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there would be any liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to
Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the assertion of a claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (ix) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code where such failure would reasonably be expected to result in a Material Adverse Effect; or (x) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan. With respect to a Multiemployer Plan or a Pension Plan not maintained or contributed to by Company or its Subsidiaries, an event described above shall not be an ERISA Event unless it is reasonably likely to result in material liability to Company and its Subsidiaries taken as a whole.

     "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

     "Eurocurrency Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurocurrency Rate Loan, the rate per annum obtained by dividing (i) (A) the rate per annum (rounded upward to the nearest 1/100 of one percent) that appears on the Applicable Telerate British Bankers Association Interest Settlement Rate page for the Designated Currency (or such other comparable page as may, in the opinion of Administrative Agent, replace such page for the purpose of displaying such rate) as the interbank offered rate for deposits in such Designated Currency with maturities comparable to such Interest Period as of approximately 11:00 A.M. (London time) on such Interest Rate Determination Date or (B) if such rate is not available at such time for any reason, the rate per annum obtained by dividing (i) the arithmetic average (rounded upward to the nearest 1/100 of one percent) of the offered quotations, if any, to first class banks in the interbank Eurocurrency market by Wells Fargo for deposits in the Designated Currency of amounts in Same Day Funds comparable to the principal amount of the Eurocurrency Rate Loan of Wells Fargo for which the Eurocurrency Rate is then being determined with maturities comparable to such Interest Period as of approximately 12:00 Noon (New York time) on such Interest Rate Determination Date by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

     "Eurocurrency Rate Loans" means Revolving Loans bearing interest at rates determined by reference to the Eurocurrency Rate as provided in subsection 2.2A.

     "Eurocurrency Rate Margin" means the margin over the Eurocurrency Rate used in determining the rate of interest of Eurocurrency Rate Loans in accordance with the definition of Applicable Margin.

     "Event of Default" means each of the events set forth in Section 8.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "Exchange Rate" means, on any Business Day, with respect to any calculation of the Dollar Equivalent with respect to any Foreign Currency on such date or any calculation of the Foreign Currency Equivalent on such date, the rate at which such Foreign Currency may be exchanged into Dollars or Dollars may be exchanged into such Foreign Currency, as set forth on such date on the relevant FWDS Series Reuters currency page at or about 11:00 a.m. (New York time) on such date. In the event that such rate does not appear on any such Reuters page, the "Exchange Rate" with respect to such Foreign Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by Administrative Agent and Company or, in the absence of such agreement, such "Exchange Rate" shall instead be Administrative Agent's spot rate of exchange in the interbank market where its currency exchange operations in respect of such Foreign Currency are then being conducted, at or about 10:00 A.M. local time at such date for the purchase of such Foreign Currency with Dollars or the purchase of Dollars with such Foreign Currency, as the case may be, for delivery two Business Days later; provided that if at the time of any such determination no such spot rate can reasonably be quoted, Administrative Agent may use any reasonable method (including obtaining quotes from three or more market makers for such Foreign Currency) as it deems appropriate to determine such rate and such determination shall be presumed correct absent manifest error.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of Company hereunder (i) taxes that are imposed on the overall net income (however denominated) and franchise taxes imposed in lieu thereof (a) by the United States, (b) by any other Government Authority under the laws of which such Lender is organized or has its principal office or maintains its applicable lending office, or (c) by any Government Authority solely as a result of a present or former connection between such recipient and the jurisdiction of such Government Authority (other than any such connection arising solely from such recipient having executed, delivered or performed its obligations or received a payment under, or enforced, any of the Loan Documents), (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which Company is located, and (iii) in the case of a Foreign Lender (other than an assignee pursuant to a request of Company under subsection 2.9), any withholding tax that (x) is imposed on amounts payable to such Foreign Lender at the time it becomes a party hereto (or designates a new lending office), (y) is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with its obligations under subsection 2.7B(iv), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Company with respect to such withholding tax pursuant to subsection 2.7B, or (z) is required to be deducted under applicable law from any payment hereunder on the basis of the information provided by such Foreign Lender pursuant to clause (d) of subsection 2.7B(iv).

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

     "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien is perfected and has priority over any other Lien on such Collateral (other than Permitted Encumbrances and, except with respect to the Capital Stock of any Subsidiary, other Liens permitted pursuant to subsection 7.2A) and (ii) such Lien is the only Lien (other than Liens permitted pursuant to subsection 7.2A) to which such Collateral is subject.

     "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

     "Fiscal Year" means the fiscal year of Company and its Subsidiaries composed of 52 or 53 weeks ending on the Sunday closest to October 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

     "Fitch" means Fitch Ratings Ltd.

     "Foreign Currency" means a currency other than Dollars.

     "Foreign Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Foreign Currency as determined by Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Exchange Rate (determined in respect of the most recent Computation Date) for the purchase of such Foreign Currency with Dollars.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which Company is resident for tax purposes. For purposes of this definition, the United States, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "Foreign Pledge Agreement" means each pledge agreement or similar instrument governed by the laws of a country other than the United States, executed on the Closing Date or from time to time thereafter in accordance with subsection 6.8 by Company or any Subsidiary Guarantor that owns Capital Stock of one or more Foreign Subsidiaries organized in such country, in form and substance satisfactory to Administrative Agent.

     "Foreign Subsidiary" means any Subsidiary of Company that is not organized or incorporated under the laws of the United States of America, any state thereof or the District of Columbia.

     "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

     "Funding and Payment Office" means (i) the office of Administrative Agent and Swing Line Lender located at 201 Third Street, 8th Floor, San Francisco, California 94103 or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Company and each Lender.

     "Funding Date" means the date of funding of a Loan.

     "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

     "Governing Body" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

     "Government Authority" means the government of the United States or any other nation, or any state, regional or local political subdivision or department thereof, and any other governmental or regulatory agency, authority, body, commission, central bank, board, bureau, organ, court, instrumentality or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, in each case whether federal, state, local or foreign (including supra-national bodies such as the European Union or the European Central Bank).

     "Governmental Authorization" means any permit, license, registration, authorization, plan, directive, accreditation, consent, order or consent decree of or from, or notice to, any Government Authority.

     "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement executed and delivered on the Closing Date.

     "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls;
(ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Government Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any facility of Company or any of its Subsidiaries or to the indoor or outdoor environment.

     "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

     "Indebtedness", as applied to any Person, means (i) indebtedness created, issued or incurred for borrowed money (whether by loan or the issuance and sale of debt securities), (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) obligations to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business (excluding any such obligations incurred under ERISA), (iv) obligations in respect of letters of credit or similar instruments; and (v) Contingent Obligations of such Person in respect of Indebtedness of the types described in clauses (i), (ii), (iii) and (iv) of this definition.

     "Indemnified Liabilities" has the meaning assigned to that term in subsection 10.3.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Indemnitee" has the meaning assigned to that term in subsection 10.3.

     "Intellectual   Property"  means  all  patents,   trademarks,   tradenames,
copyrights, technology, software, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries.

     "Interest Payment Date" means (i) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include each date that is three months, or a multiple thereof, after the commencement of such Interest Period.

     "Interest Period" has the meaning assigned to that term in subsection 2.2B.

     "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

     "Interest Rate Determination Date", with respect to any Interest Period, means the second Business Day prior to the first day of such Interest Period.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

     "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary, (iii) any direct or indirect loan, advance or capital contribution by Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) any transaction governed by an Interest Rate Agreement or a Currency Agreement. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment (other than adjustments for the repayment of, or the refund of capital with respect to, the original or any additional principal amount of any such Investment).

     "IP  Collateral"  means,  collectively,   the  Intellectual  Property  that
constitutes Collateral under the Guarantee and Collateral Agreement.

     "IP Filing Office" means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on, or evidence the interest of Administrative Agent and Lenders in, any IP Collateral.

     "Issuing Lender", with respect to any Letter of Credit, means Wells Fargo.

     "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

     "Lender" and "Lenders" means the Persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender and the Issuing Lender unless the context otherwise requires.

     "Letter of Credit" or "Letters of Credit" means standby or documentary letters of credit issued or to be issued by the Issuing Lender for the account of Company pursuant to subsection 3.1.

     "Letter of Credit Usage" means, as at any date of determination, the sum of
(i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender and not theretofore reimbursed out of the proceeds of Revolving Loans pursuant to subsection 3.3B or otherwise reimbursed by Company. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of the UCP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

     "Licensing Agreement" means any written agreement pursuant to which Company or one of its Subsidiaries grants to any other Person a non-exclusive right to use and/or access specified Intellectual Property owned or licensed (as licensee) by Company or such Subsidiary.

     "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

     "Loan" or "Loans" means one or more of the Loans made by Lenders to Company pursuant to subsection 2.1A and shall include one or more Revolving Loans and Swing Line Loans.

     "Loan Documents" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of the Issuing Lender relating to, the Letters of Credit) and the Collateral Documents.

     "Loan Party" means each of Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively.

     "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Material Adverse Effect" means a material adverse effect upon (i) the business, financial condition, prospects or operations of Company and its Subsidiaries taken as a whole or (ii) Company's or any Subsidiary Guarantor's ability to perform its obligations under the Loan Documents, or (iii) the enforceability of the Obligations.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer   Plan"  means  any   Employee   Benefit   Plan  that  is  a
"multiemployer plan" as defined in Section 3(37) of ERISA.

     "Notes" means one or more of the Revolving Notes or the Swing Line Note or any combination thereof.

     "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto.

     "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto.

     "Obligations" means all obligations of every nature of Company and the Subsidiary Guarantors from time to time owed to Administrative Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise; provided, that for the purposes of each of the Collateral Documents, "Obligations" shall also include all obligations of every nature of Company or any of its Subsidiaries owed to any Lender or any Affiliate of any Lender (in each case even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any purpose) in respect of any Interest Rate Agreement or Currency Agreement entered into by Company or such Subsidiary with any such Person.

     "Officer" means the president, the chief executive officer, a financial vice president (other than divisional level), the chief financial officer, the treasurer, a general partner (if an individual), the managing member (if an individual) or other individual appointed by the Governing Body or the Organizational Documents of a corporation, partnership, trust or limited liability company to serve in a similar capacity as the foregoing.

     "Officer's Certificate", as applied to any Person that is a corporation, partnership, trust or limited liability company, means a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

     "Organizational Documents" means the documents (including bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized.

     "Other Taxes" means all present or future stamp or documentary taxes or any other excise or property taxes, charges, fees, expenses or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Parent" means Volt Information Sciences, Inc., a New York corporation.

     "Parent Change in Control" means:

          (i) the acquisition by any Person, or two or more Persons acting in concert, other than the Shaw Group and any employee benefit plans of Parent or any of its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of shares of capital stock of Parent constituting in the aggregate: (A) 30% or more of the ordinary voting power of Parent at a time when the Shaw Group shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) shares of capital stock of Parent constituting in the aggregate 20% or more of the ordinary voting power of Parent; and (B) 20% or more of the ordinary voting power of Parent, if otherwise;

          (ii) during any period of 12 consecutive months, a majority of the members of the board of directors of Parent cease to be individuals who are Continuing Directors (for this purpose, a "Continuing Director" is an individual (A) who was a member of the board of directors on the first day of such period, (B) whose election or nomination to the board of directors was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of the board of directors or (C) whose election or nomination to the board of directors was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of the board of directors); or

          (iii) any Person, or two or more Persons acting in concert, other than the Shaw Group and any employee benefit plan of Parent or any of its Subsidiaries, will have acquired by contract or otherwise, or will have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Parent.

     "Parent Loan" means the loan, made in one or more installments and evidenced by a certain intercompany note dated December 29, 2005 previously issued by Company to Parent, which loan had an outstanding balance of $37,890,235 as of November 30, 2006 and which loan excludes intercompany balances arising in the ordinary course of business related to either (i) normal trade payments made on behalf of either party or (ii) general and administrative expense allocated from the Parent to Company.

     "Participant" means a purchaser of a participation in the rights and obligations under this Agreement pursuant to subsection 10.1C.

     "Participating Member State" means each state so described in any EMU Legislation.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

     "Permitted Encumbrances" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, and any such Lien relating to or imposed in connection with any Environmental Claim):

     (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

     (ii) Liens of landlords, Liens of collecting banks under the UCC on items in the course of collection, Liens and rights of set-off of banks, statutory and common law Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 Business Days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) no foreclosure, sale or similar proceedings have been commenced;

     (iii) pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of statutory obligations, bids, leases, government contracts, trade contracts, and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect thereto;

     (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

     (v) licenses (with respect to intellectual property and other property), leases or subleases granted to third parties not interfering in any material respect with the ordinary conduct of the business of Company or any of its Significant Subsidiaries;

     (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Significant Subsidiaries;

     (vii) any (a) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (b) Lien or restriction that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (b), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease;

     (viii) Liens arising from precautionary filings of UCC financing statements relating solely to leases and other transactions not prohibited by this Agreement;

     (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

     (x) any zoning or similar law or right reserved to or vested in any Government Authority to control or regulate the use of any real property;

     (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

     (xii) Liens created by Licensing Agreements, and escrow and forebearance arrangements in connection with Intellectual Property of the Company and its Subsidiaries, in each case to the extent consistent with past practices.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Government Authorities.

     "Pledged Collateral" means, collectively, the certificated Capital Stock, promissory notes and other items of collateral as to which a security interest may be perfected by possession, which are pledged pursuant to the Guarantee and Collateral Agreement.

     "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

     "Prime Rate" means the rate that Wells Fargo at its principal office in San Francisco announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Wells Fargo or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "Proceedings" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration.

     "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein deemed purchased by any Lender or any assignments of any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (ii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

     "Qualified Capital Expenditures" means Capital Expenditures incurred by Company and its Subsidiaries in respect of one or more contracts as to which there is a reasonable expectation that the related revenue stream would cover the cost of such Capital Expenditures in the initial term or any reasonably anticipated renewal term.

     "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(ii)(b).

     "Register" has the meaning assigned to that term in subsection 2.1D.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

     "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

     "Request for Issuance" means a request substantially in the form of Exhibit III annexed hereto.

     "Requisite Lenders" means two or more Lenders having or holding more than 66?% of the aggregate Revolving Loan Exposure of all Lenders; provided that the Commitment of, and the portion of the Total Utilization of Revolving Credit Commitments held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Requisite Lenders.

     "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class or an increase in the liquidation value of shares of that class of stock, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding.

     "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(i), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

     "Revolving Loan Commitment Amount" means, at any date, the aggregate amount of the Revolving Loan Commitments of all Lenders.

     "Revolving Loan Commitment Termination Date" means December 19, 2009.

     "Revolving Loan Exposure", with respect to any Lender, means, as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, the amount of that Lender's Revolving Loan Commitment, and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is the Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any assignments thereof deemed purchased by other Lenders) plus (e) the aggregate amount of all assignments deemed purchased by that Lender in any outstanding Swing Line Loans.

     "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

     "Revolving Notes" means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit IV annexed hereto.

     "S&P"  means  Standard  &  Poor's  Ratings  Service,   a  division  of  The
McGraw-Hill Companies, Inc.

     "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Foreign Currency, same day or other funds as may be determined by Administrative Agent or the Issuing Lender, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Foreign Currency.

     "Sarbanes-Oxley" means the Sarbanes-Oxley Act of 2002, as amended from time to time, and any successor statute.

     "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

     "Securities Account" means an account to which a financial asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the financial asset.

     "Securities Laws" means the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the Securities and Exchange Commission or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

     "Shaw Group" means, collectively, (a) Steven Shaw; (b) Jerome Shaw; (c) the spouse and descendents (by blood, adoption or marriage) of William Shaw or of any person referenced in (a) or (b); (d) any trust established for the benefit of any one or more of the persons referenced in (a), (b) or (c) and any trustee of any such trust; and (e) any estate, and any heir, personal representative, or executor, of any person referenced in (a), (b) or (c).

     "Significant Subsidiary" means, at any date of determination, any Subsidiary of Company which either (i) has assets at such time in excess of 5% of the total assets of Company and its Subsidiaries on a consolidated basis or
(ii) has revenue in an amount in excess of 5% of the consolidated revenues of Company and its Subsidiaries for the trailing four Fiscal Quarter period then ended, in each case as reflected in the then most recent consolidated financial statements of Company and its Subsidiaries referenced in Section 4.1D or delivered in accordance with Section 6.1, as applicable. The Significant Subsidiaries of Company as of the last day of the third Fiscal Quarter of Fiscal Year 2006 are listed on Schedule 1.1 annexed hereto.

     "Solvent", with respect to any Person, means that as of the date of determination both (i)(a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and due considering all financing alternatives, ordinary operating income and potential asset sales reasonably available to such Person;
(b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Sterling" and "(pound)" mean the lawful currency of the United Kingdom.

     "Subsidiary", with respect to any Person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Subsidiary Guarantor" means any domestic Subsidiary of Company that executes and delivers a counterpart of the Guarantee and Collateral Agreement on the Closing Date, or that executes and delivers a counterpart thereof or joinder thereto from time to time thereafter pursuant to subsection 6.8.

     "Swap Counterparty" means a Lender or an Affiliate of a Lender that has entered into an Interest Rate Agreement or a Currency Agreement with Company or one of its Subsidiaries.

     "Swing Line Lender" means Wells Fargo, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

     "Swing Line Loan Commitment" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(ii).

     "Swing Line Loans" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(ii).

     "Swing Line Note" means any promissory note of Company issued pursuant to subsection 2.1E to evidence the Swing Line Loans of Swing Line Lender, substantially in the form of Exhibit V annexed hereto.

     "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

     "Tax" or "Taxes" means any present or future tax, levy, impost, duty, fee, assessment, deduction, withholding or other charge of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, including interest, penalties, additions to tax and any similar liabilities with respect thereto.

     "Total  Debt to  EBITDA  Ratio"  means,  as of the last  day of any  Fiscal
Quarter, the ratio of (i) Consolidated Total Debt as of such day to (ii) Consolidated EBITDA for the period of four Fiscal Quarters ending on such day.

     "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans plus (ii) the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

     "Type" means, with respect to a Revolving Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

     "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "UCP" is defined in subsection 3.6.

     "Unasserted Obligations" means, at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest on, and fees relating to, any Indebtedness and
(ii) contingent reimbursement obligations in respect of amounts that may be drawn under Letters of Credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the Indemnitee) at such time.

     "Wells Fargo" has the meaning assigned to that term in the introduction to this Agreement.

     "Wholly-Owned Subsidiary" of a Person means (a) any subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled (other than in the case of Foreign Subsidiaries, director's qualifying shares and/or other nominal amounts of shares required to be held by Persons other than the Company and its Subsidiaries under applicable law).

     1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

     Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize GAAP as in effect on the date of determination, applied in a manner consistent with that used in preparing the financial statements referred to in subsection 5.3. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Company, Administrative Agent or Requisite Lenders shall so request, Administrative Agent, Lenders and Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Requisite Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Company shall provide to Administrative Agent and Lenders reconciliation statements provided for in subsection 6.1(v).

     1.3 Other Definitional Provisions and Rules of Construction.

     A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Section and subsection headings in this Agreement, and the table of contents to this Agreement, are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     C. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

     D. Unless otherwise expressly provided herein, references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document.

     1.4 Exchange Rates; Currency Equivalents.

          (a) On each Computation Date, Administrative Agent shall determine the Exchange Rate as of such Computation Date. The Exchange Rate so determined shall become effective on the first Business Day after such Computation Date and shall remain effective through the next succeeding Computation Date. Except for purposes of financial statements delivered by Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by Administrative Agent or the Issuing Lender, as applicable.

          (b) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit denominated in a Foreign Currency, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 100,000 of such Foreign Currency units, with 50,000 of such unit being rounded upward), as determined by Administrative Agent or the Issuing Lender, as the case may be.

     1.5 Agreed Currencies.

          (a) The Company may from time to time request that Eurocurrency Rate Loans be made in a currency other than those specifically listed in the definition of "Agreed Currency;" provided that such requested currency is an Eligible Currency. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of Administrative Agent and each Lender.

          (b) Any such request shall be made to Administrative Agent not later than 11:00 a.m. (New York time), ten Business Days prior to the date of the desired borrowing (or such other time or date as may be agreed by Administrative Agent, in its sole discretion). Administrative Agent shall promptly notify each Lender thereof. Each Lender shall notify Administrative Agent, not later than 11:00 a.m. (New York time), five Business Days after receipt of such request whether it consents, in its sole discretion, to the making of such Eurocurrency Rate Loan in such requested currency. Any failure by a Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender to permit Eurocurrency Rate Loans to be made in such requested currency. If Administrative Agent and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, Administrative Agent shall so notify Company and such currency shall thereupon be deemed for all purposes to be an Agreed Currency hereunder for purposes of any Eurocurrency Rate Loans. If Administrative Agent shall fail to obtain consent to any request for an additional currency under this
     Section 1.5, Administrative Agent shall promptly so notify Company.

          (c) If, after the designation of any currency as an Agreed Currency (including any Foreign Currency listed in clause (b) - (d) of the definition of "Agreed Currency"), (i) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (ii) such currency, in the reasonable determination of Administrative Agent, no longer qualifies as an "Eligible Currency" or (iii) in the reasonable determination of Administrative Agent, a Dollar Equivalent of such currency is not readily calculable, Administrative Agent shall promptly notify the Lenders and Company, and such currency shall no longer be an Agreed Currency until such time as Administrative Agent and the Lenders, as provided herein, agree to reinstate such currency as an Agreed Currency.

     1.6 Change of Currency.

          (a) Each obligation of Company to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such borrowing, at the end of the then current Interest Period.

          (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

          (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country other than the United States and any relevant market conventions or practices relating to the change in currency.

Section 2        AMOUNTS AND TERMS OF LOANS

     2.1 Loans; Making of Loans; the Register; Optional Notes.

     A. Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make Revolving Loans as described in subsection 2.1A(i) and Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(ii).

          (i) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to make revolving loans (each such loan a "Revolving Loan") to Company in the applicable Designated Currency requested by Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used in accordance with the terms of this Agreement. Notwithstanding the foregoing, each party hereto agrees that Company shall not request a Revolving Loan, and no Lender shall make a Revolving Loan to Company, prior to January 5, 2007. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the original Revolving Loan Commitment Amount is $70,000,000; provided that the amount of the Revolving Loan Commitment of each Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitment pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4. Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and Company hereby agrees that all Revolving Loans and all other Obligations of Company shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(i) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

     Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan
Commitments at any time exceed the Revolving Loan Commitment Amount then in effect.

     (ii) Swing Line Loans.

     (a) General Provisions. Swing Line Lender hereby agrees, subject to the limitations set forth in the last paragraph of subsection 2.1A(ii) and set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan
Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in Dollars in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5A, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. Notwithstanding the foregoing, each party hereto agrees that Company shall not request a Swing Line Loan, and no Swing Line Lender shall make a Swing Line Loan to Company, prior to January 5, 2007. The original amount of the Swing Line Loan Commitment is $10,000,000; provided that any reduction of the Revolving Loan Commitment Amount made pursuant to subsection 2.4 that reduces the Revolving Loan Commitment Amount to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the amount of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date.

     (b) Swing Line Loan Prepayment with Proceeds of Revolving Loans. With respect to any Swing Line Loans that have not been voluntarily prepaid by Company pursuant to subsection 2.4A(i), Swing Line Lender may, at any time in its sole and absolute discretion but not less frequently than once every ten
(10) Business Days, deliver to Administrative Agent (with a copy to Company), no later than 1:00 p.m. (New York time) on the first Business Day in advance of the proposed Funding Date, a notice requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Company hereby authorizes the giving of any such notice and the making of any such Revolving Loans. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in any bankruptcy proceeding, in any assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

     (c) Swing Line Loan Assignments. On the Funding Date of each Swing Line Loan, each Lender shall be deemed to, and hereby agrees to, purchase an assignment of such Swing Line Loan in an amount equal to its Pro Rata Share. If for any reason (1) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of such Swing Line Loan or (2) the Revolving Loan Commitments are terminated at a time when such Swing Line Loan is outstanding, upon notice from Swing Line Lender as provided below, each Lender shall fund the purchase of such assignment in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (2), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loan together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender such amount in Same Day Funds at the Funding and Payment Office. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each Lender agrees to enter into an Assignment Agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender any amount as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount with respect to which other Lenders have funded the purchase of assignments as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

     (d) Lenders' Obligations. Anything contained herein to the contrary notwithstanding, each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to subsection 2.1A(ii)(b) and each Lender's obligation to purchase an assignment of any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (2) the occurrence or continuation of an Event of Default or a Potential Event of Default; (3) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (4) any breach of this Agreement or any other Loan Document by any party thereto; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that (x) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

     B. Borrowing Mechanics. Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(ii) or Revolving Loans made pursuant to subsection 3.3B) (A) that are Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and multiples of $500,000 in excess of that amount and (B) that are Eurocurrency Rate Loans shall be in an aggregate minimum amount of $2,000,000 and multiples of $500,000 in excess of that amount. Swingline Loans made on any Funding Date shall be in an aggregate minimum amount of $500,000 and multiples of $100,000 in excess of that amount. Whenever Company desires that Lenders make Revolving Loans it shall deliver to Administrative Agent a duly executed Notice of Borrowing no later than 1:00 p.m. (New York time) (i) at least four Business Days in advance of the proposed Funding Date (in the case of a Eurocurrency Rate Loan denominated in a Foreign Currency), (ii) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurocurrency Rate Loan demonstrated in Dollars) and (iii) at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a duly executed Notice of Borrowing no later than 1:00 p.m. (New York time) on the proposed Funding Date. Revolving Loans may be continued as or converted into Base Rate Loans and Eurocurrency Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering a Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by an Officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B or under subsection 2.2D, and upon funding of Loans by Lenders, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans pursuant to subsection 2.2D, in each case in accordance with this Agreement, pursuant to any such telephonic notice Company shall have effected Loans or a conversion or continuation, as the case may be, hereunder.

     Company shall notify Administrative Agent prior to the funding of any Loans in the event that an event has occurred and is continuing or would result from the consummation of the borrowing that would constitute an Event of Default or a Potential Event of Default, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for, or a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurocurrency Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing or to effect a conversion or continuation in accordance therewith.

     C. Disbursement of Funds. All Revolving Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that neither Administrative Agent nor any Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Revolving Loan requested hereunder nor shall the amount of the Commitment of any Lender to make the particular Type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Revolving Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1A (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender for that Type of Loan or Swing Line Lender, as the case may be, of the proposed borrowing. Each Lender (other than Swing Line Lender) shall make the amount of its Revolving Loan available to Administrative Agent in Same Day Funds in the applicable Designated Currency requested by the Company not later than 1:00 P.M. (New York time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent in Same Day Funds in Dollars not later than 4:00 P.M. (New York time) on the applicable Funding Date, in each case at the Funding and Payment Office. Except as provided in subsection 2.1A(ii) and subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse the Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 and 4.2, Administrative Agent shall make the proceeds of such Revolving Loans advanced to it as set forth above available to Company on the applicable Funding Date by causing the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Funding and Payment Office.

     Unless Administrative Agent shall have been notified by any Lender prior to a Funding Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Revolving Loan requested on such Funding Date in the applicable currency, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date in the applicable currency and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount in the applicable currency is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount in the applicable currency on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount in the applicable currency forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent in the applicable currency together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D. The Register. Administrative Agent, acting for these purposes solely as an agent of Company (it being acknowledged that Administrative Agent, in such capacity, and its officers, directors, employees, agent and affiliates shall constitute Indemnitees under subsection 10.3), shall maintain (and make available for inspection by Company and by each Lender, but only as to information regarding the Loans made by such Lender, upon reasonable prior notice at reasonable times) at its address referred to in Schedule 10.8 a register for the recordation of, and shall record, the names and addresses of Lenders and the respective amounts of the Revolving Loan Commitment, Swing Line Loan Commitment, Revolving Loans and Swing Line Loans of each Lender from time to time (the "Register"). Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof; and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be conclusive and binding on Company, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender's records. Failure to make any recordation in the Register or in any Lender's records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans.

     E. Optional Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to subsection 10.1) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a promissory note or promissory notes to evidence such Lender's Revolving Loans or Swing Line Loans, substantially in the form of Exhibit IV or Exhibit V annexed hereto, respectively, with appropriate insertions.

     2.2 Interest on the Loans.

     A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Eurocurrency Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

     (i) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Revolving Loans shall bear interest through maturity as follows:

         (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin; or

         (b) if a Eurocurrency Rate Loan, then at the sum of the Eurocurrency Rate plus the Eurocurrency Rate Margin.

     (ii) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Swing Line Loans shall bear interest through maturity at the Base Rate plus the Base Rate Margin.

     B.  Interest  Periods.  In  connection  with each  Eurocurrency  Rate Loan,
Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by Company in its Notice of Borrowing; provided that:

          (i) the initial Interest Period for any Eurocurrency Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurocurrency Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurocurrency Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurocurrency Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

          (vi)  there  shall  be  no  more  than  eight  (8)  Interest   Periods
     outstanding at any time, and no more than four (4) of such Interest Periods may relate to Loans denominated in Foreign Currencies;

          (vii) no Interest Period may consist of Loans denominated in different currencies; and

          (viii) in the event Company fails to specify an Interest Period for any Eurocurrency Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that, in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4A(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

     D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Revolving Loans equal to $2,000,000 and multiples of $500,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurocurrency Rate Loan, to continue all or any portion of such Loan equal to $2,000,000 and multiples of $500,000 in excess of that amount as a Eurocurrency Rate Loan; provided, however, that a Eurocurrency Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto. In the case of a Eurocurrency Rate Loan denominated in a Foreign Currency, the same minimum amount and multiples in excess of that amount shall be applicable as those in effect at the original funding of those Loans being converted or continued.

     Company shall deliver a duly executed Notice of Conversion/Continuation to Administrative Agent no later than (i) 1:00 P.M. (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan), (ii) at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurocurrency Rate Loan denominated in Dollars), and (iii) at least four Business Days in advance of the proposed conversion/continuation Date (in the case of a conversion to or a continuation of, a Eurocurrency Rate Loan denominated in a Foreign Currency). In lieu of delivering a Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Administrative Agent shall notify each Lender of any Loan subject to a Notice of Conversion/Continuation. E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand by Administrative Agent at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurocurrency Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurocurrency Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     F. Computation of Interest. Interest on the Loans shall be computed on the basis of a 365-day year (or a 366-day year in case of a leap year) with respect to Base Rate Loans bearing interest based on the Prime Rate and Eurocurrency Rate Loans denominated in Sterling and otherwise a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurocurrency Rate Loan, the date of conversion of such Eurocurrency Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurocurrency Rate Loan, the date of conversion of such Base Rate Loan to such Eurocurrency Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

     G. Maximum Rate. Notwithstanding the foregoing provisions of this subsection 2.2, in no event shall the rate of interest payable by Company with respect to any Loan exceed the maximum rate of interest permitted to be charged under applicable law.

     2.3 Fees.

     A. Commitment Fee. Company shall pay to Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Margin times the average daily unused amount of the Revolving Loan Commitment Amount (calculated without giving effect to any outstanding Swing Line Loans). The commitment fee shall accrue at all times from the Closing Date to the Revolving Loan Commitment Termination Date, including at any time during which one or more of the conditions in subsection 4.2 is not met, and shall be due and payable in arrears on and to (but excluding) the last Business Day of each March, June, September and December of each year and on the Revolving Loan Commitment Termination Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the average daily unused amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

     B. Other Fees. Company agrees to pay to Administrative Agent such fees in the amounts and at the times separately agreed upon between Company and Administrative Agent.

     2.4 Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General Provisions Regarding Payments.

     A. Prepayments and Reductions in Revolving Loan Commitment Amount.

          (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 noon (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and multiples of $100,000 in excess of that amount. Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurocurrency Rate Loans, in each case given to Administrative Agent by 12:00 noon (New York time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent, who will promptly notify each Lender whose Loans are to be prepaid of such prepayment, at any time and from time to time prepay, without premium or penalty, any Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $2,000,000 and multiples of $500,000 in excess of that amount. In the case of a Eurocurrency Rate Loan denominated in a Foreign Currency, the same minimum amount and multiples in excess of that amount shall be applicable as those in effect at the original funding of those Loans being repaid. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4A(iv) and, in the case of Eurocurrency Rate Loans, shall be subject to subsection 2.6D.

          (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent, or upon such lesser number of days' prior written or telephonic notice, as determined by Administrative Agent in its sole discretion, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitment Amount in an amount up to the amount by which the Revolving Loan Commitment Amount exceeds the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitment Amount shall be in an aggregate minimum amount of $5,000,000 and multiples of $1,000,000 in excess of that amount. Company's notice to Administrative Agent (who will promptly notify each Lender of such notice) shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction shall be effective on the date specified in Company's notice and shall reduce the amount of the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitment Amount shall be applied as specified in subsection 2.4A(iv).

          (iii) Mandatory Prepayments Due to Reductions of Revolving Loan Commitment Amount and Currency Fluctuations.

          (a) Company shall from time to time prepay first the Swing Line Loans and second the Revolving Loans (and, after prepaying all Loans, cash collateralize any outstanding Letters of Credit by depositing the requisite amount with the Issuing Lender) to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitment Amount then in effect. At such time as the Total Utilization of Revolving Loan Commitments shall be equal to or less than the Revolving Loan Commitment Amount if no Event of Default has occurred and is continuing, to the extent any cash collateral was provided by Company and has not been applied to any Obligations, such amount shall be released to Company.

          (b) If on any Computation Date the Administrative Agent determines that the Total Utilization of the Revolving Loan Commitment exceeds the Revolving Loan Commitment Amount due to a change in applicable rates of exchange between Dollars and any applicable currency then (i) the Administrative Agent shall promptly notify Company and (ii) Company shall promptly (subject to the notice requirements of subsection 2.4A(i)) prepay Loans (and, after prepaying all Loans, cash collateralize any outstanding Letters of Credit by depositing the requisite amount with the Issuing Lender) in an amount so that the Total Utilization of Revolving Loan Commitments is equal to or less than the Revolving Loan Commitment Amount.

          (iv) Application of Prepayments.

          (a) Application of Voluntary Prepayments. Any voluntary prepayments pursuant to subsection 2.4A(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, and second to repay outstanding Revolving Loans to the full extent thereof.

          (b) Application of Mandatory Prepayments. Any mandatory reduction of the Revolving Loan Commitment Amount pursuant to this subsection 2.4A shall be in proportion to each Lender's Pro Rata Share.

          (c) Application of Prepayments to Base Rate Loans and Eurocurrency Rate Loans. Considering Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurocurrency Rate Loans, in each case in a manner that minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

     B. General Provisions Regarding Payments.

     (i) Manner and Time of Payment. Except as otherwise expressly provided herein and except with respect to principal of any interest on Loans denominated in a Foreign Currency, all payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in Same Day Funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 P.M. (New York time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Except as otherwise expressly provided herein, all payments by Company hereunder with respect to principal and interest on Loans denominated in a Foreign Currency and Obligations in respect of Letters of Credit denominated in a Foreign Currency shall be made to Administrative Agent, as set forth above, in such Foreign Currency and in Same Day Funds. If, for any reason, Company is prohibited by any legal requirement from making any required payment hereunder in a Foreign Currency, Company shall make such payment in Dollars in the Dollar Equivalent of the Foreign Currency payment amount.

     (ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and, except as provided in subsection 2.2C, all such payments shall be applied to the payment of interest before application to principal.

     (iii) Apportionment of Payments. Aggregate payments of principal and interest shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at the account specified in the payment instructions delivered to Administrative Agent by such Lender, its Pro Rata Share of all such payments received by Administrative Agent and fees of such Lender, if any, when received by Administrative Agent pursuant to subsections 2.3 and 3.2. Notwithstanding the foregoing provisions of this subsection 2.4B(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurocurrency Rate Loans, Administrative Agent shall give effect thereto in apportioning interest payments received thereafter.

     (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

     C. Payments after Event of Default. Upon the occurrence and during the continuation of an Event of Default, if requested by Requisite Lenders, or upon acceleration of the Obligations pursuant to Section 8, all payments received by Administrative Agent, whether from Company or otherwise shall be applied in full or in part by Administrative Agent, in each case in the following order of priority:

          (i) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to compensation (including the fees described in subsection 2.3C), reimbursement and indemnification under any Loan Document and all advances made by Administrative Agent thereunder for the account of Company, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the Loan Documents, all in accordance with subsections 9.4, 10.2 and 10.3 and the other terms of this Agreement and the Loan Documents;

          (ii)  thereafter,   to  the  payment  of  all  other  Obligations  and
     obligations of Company under any Interest Rate Agreement or Currency Agreement between Company and a Swap Counterparty for the ratable benefit of the holders thereof; and

          (iii) thereafter, to the payment to or upon the order of Company or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     2.5 Use of Proceeds.

     A. Loans. The proceeds of any Loans may be applied by Company for repayment of the Parent Loan and for working capital or any other general corporate purposes.

     B. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

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

     2.6 Special Provisions Governing Eurocurrency Rate Loans.

     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurocurrency Rate Loans as to the matters covered:

     A. Determination of Applicable Interest Rate. On each Interest Rate Determination Date, Administrative Agent shall determine in accordance with the terms of this Agreement (which determination shall, absent manifest error, be conclusive and binding upon all parties) the interest rate that shall apply to the Eurocurrency Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each applicable Lender.

     B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be conclusive and binding upon all parties hereto), on any Interest Rate Determination Date that by reason of circumstances affecting the interbank Eurocurrency market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Eurocurrency Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurocurrency Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be for a Base Rate Loan.

     C. Illegality or Impracticability of Eurocurrency Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurocurrency Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurocurrency market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurocurrency Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurocurrency Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurocurrency Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurocurrency Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurocurrency Rate Loans in accordance with the terms of this Agreement.

     D.  Compensation  For  Breakage or  Non-Commencement  of Interest  Periods.
Company shall compensate each Lender, upon written request by that Lender pursuant to subsection 2.8A, for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurocurrency Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurocurrency Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request therefor, or a conversion to or continuation of any Eurocurrency Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request therefor, (ii) if any prepayment or other principal payment or any conversion of any of its Eurocurrency Rate Loans (including any prepayment or conversion occasioned by the circumstances described in subsection 2.6C or the paragraph following subsection 8.12) occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurocurrency Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurocurrency Rate Loans on a date prior to the last day of the Interest Period therefor. Breakage cost loss shall consist of an amount equal to the excess, if a positive number, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Rate Loans provided for herein (excluding, however, the Eurocurrency Rate Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market.

     E. Booking of Eurocurrency Rate Loans. Any Lender may make, carry or transfer Eurocurrency Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     F. Assumptions Concerning Funding of Eurocurrency Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had funded each of its Eurocurrency Rate Loans through the purchase of a Eurocurrency deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Eurocurrency Rate in an amount equal to the amount of such Eurocurrency Rate Loan and having a maturity comparable to the relevant Interest Period, whether or not its Eurocurrency Rate Loans had been funded in such manner.

     G. Eurocurrency Rate Loans After Default. After the occurrence of and during the continuation of an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurocurrency Rate Loan after the expiration of any Interest Period then in effect for that Loan and
(ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be for a Base Rate Loan or, if the conditions to making a Loan set forth in subsection 4.2 cannot then be satisfied, to be rescinded by Company.

     2.7 Increased Costs; Taxes; Capital Adequacy.

     A. Compensation for Increased Costs. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (including the Issuing Lender) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Change in Law:

          (i) subjects such Lender to any additional Tax of any kind whatsoever with respect to this Agreement or any of its obligations hereunder (including with respect to issuing or maintaining any Letters of Credit or purchasing or maintaining any participations therein or maintaining any Commitment hereunder) or any payments to such Lender of principal, interest, fees or any other amount payable hereunder (except for the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender);

          (ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurocurrency Rate Loans that are reflected in the definition of Eurocurrency Rate); or

          (iii) imposes any other condition (other than with respect to Taxes) on or affecting such Lender or its obligations hereunder or the interbank Eurocurrency market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining its Loans or Commitments or agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Lender with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in subsection 2.8A, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion may reasonably determine) as may be necessary to compensate such Lender on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder. Company shall not be required to compensate a Lender pursuant to this subsection 2.7A for any increased cost or reduction in respect of a period occurring more than 180 days prior to the date on which such Lender notifies Company of such Change in Law and such Lender's intention to claim compensation therefor, except, if the Change in Law giving rise to such increased cost or reduction is retroactive, no such 180 day time limitation shall apply to such period of retroactivity, so long as such Lender requests compensation within 180 days from the date on which the applicable Government Authority informed Lender of such Change in Law.

     B. Taxes.

          (i) Payments to Be Free and Clear. Any and all payments by or on account of any obligation of Company under this Agreement and the other Loan Documents shall be made free and clear of, and without any deduction or withholding on account of, any Indemnified Taxes or Other Taxes.

          (ii) Grossing-up of Payments. If Company or any other Person is required by law to make any deduction or withholding on account of any Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

               (a) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it;

               (b)  Company  shall  timely  pay  any  such  Tax to the  relevant
          Government Authority when such Tax is due, in accordance with applicable law;

               (c)  unless  such Tax is an  Excluded  Tax,  the sum  payable  by
          Company shall be increased to the extent necessary to ensure that, after making the required deductions (including deductions applicable to additional sums payable under this subsection 2.7B(ii)), Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to the sum it would have received had no such deduction been required or made; and

               (d) within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent the original or a certified copy of an official receipt or other document satisfactory to the other affected parties to evidence the payment and its remittance to the relevant Government Authority.

     (iii) Indemnification by Company. Company shall indemnify Administrative Agent and each Lender, within 10 days after the date Administrative Agent or such Lender (as the case may be) makes written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including for the full amount of any Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this subsection 2.7B(iii)) paid by Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to Company by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

     (iv) Tax Status of Lenders. Unless not legally entitled to do so:

          (a) any Lender, if requested by Company or Administrative Agent, shall deliver such forms or other documentation prescribed by applicable law or reasonably requested by Company or Administrative Agent as will enable Company or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements;

          (b) any Foreign Lender that is entitled to an exemption from or reduction of any Tax with respect to payments hereunder or under any other Loan Document shall deliver to Company and Administrative Agent, on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter, as may be necessary in the determination of Company or Administrative Agent, each in the reasonable exercise of its discretion), such properly completed and duly executed forms or other documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding;

          (c) without limiting the generality of the foregoing, in the event that Company is resident for tax purposes in the United States, any Foreign Lender shall deliver to Company and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter, as may be necessary in the determination of Company or Administrative Agent, each in the reasonable exercise of its discretion), whichever of the following is applicable:

               (1) properly completed and duly executed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party, or

               (2) properly completed and duly executed copies of Internal Revenue Service Form W-8ECI, or

               (3) in the case of a Foreign Lender claiming the benefits of the exemption for "portfolio interest" under Section 881(c) of the Internal Revenue Code, (A) a duly executed certificate to the effect that such Foreign Lender is not (i) a "bank" within the meaning of
          Section 881(c)(3)(A) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code) of Company or (iii) a controlled foreign corporation described in Section 881(c)(3)(C) of the Internal Revenue Code and (B) properly completed and duly executed copies of Internal Revenue Service Form W-8BEN,

               (4) properly completed and duly executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in any Tax,

in each case together with such supplementary documentation as may be prescribed by applicable law to permit Company and Administrative Agent to determine the withholding or deduction required to be made, if any;

     (d) without limiting the generality of the foregoing, in the event that Company is resident for tax purposes in the United States, any Foreign Lender that does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender) shall deliver to Administrative Agent and Company (in such number of copies as shall be requested by the recipient), on or prior to the date such Foreign Lender becomes a Lender, or on such later date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and from time to time thereafter, as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion):

          (1) duly executed and properly completed copies of the forms and statements required to be provided by such Foreign Lender under clause (c) of subsection 2.7B(iv), to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account and may be entitled to an exemption from or a reduction of the applicable Tax, and

          (2) duly executed and properly completed copies of Internal Revenue Service Form W-8IMY (or any successor forms) properly completed and duly executed by such Foreign Lender, together with any information, if any, such Foreign Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Internal Revenue Code or the regulations thereunder, to establish that such Foreign Lender is not acting for its own account with respect to a portion of any such sums payable to such Foreign Lender;

          (e) without limiting the generality of the foregoing, in the event that Company is resident for tax purposes in the United States, any Lender that is not a Foreign Lender and has not otherwise established to the reasonable satisfaction of Company and Administrative Agent that it is an exempt recipient (as defined in section 6049(b)(4) of the Internal Revenue Code and the United States Treasury Regulations thereunder) shall deliver to Company and Administrative Agent (in such numbers of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by applicable law or upon the request of Company or Administrative Agent), duly executed and properly completed copies of Internal Revenue Service Form W-9; and

          (f) without limiting the generality of the foregoing, each Lender hereby agrees, from time to time after the initial delivery by such Lender of such forms, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent and Company two original copies of renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is entitled to an exemption from or reduction of any Tax with respect to payments to such Lender under the Loan Documents and, if applicable, that such Lender does not act for its own account with respect to any portion of such payment, or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

     (v) Refunds. If Administrative Agent or any Lender becomes aware that it is entitled to claim a refund from a Government Authority or other taxation authority in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Company or with respect to which Company has paid additional amounts pursuant to this subsection 2.7B it shall promptly notify Company of the availability of such refund claim and shall, within 30 days after receipt of a request by Company, make a claim to such Government Authority or taxation authority for such refund at Company's expense. If Administrative Agent or any Lender receives a refund (including pursuant to a claim made pursuant to the preceding sentence) in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Company or with respect to which Company has paid additional amounts pursuant to this subsection 2.7B, it shall pay over such refund to Company (but only to the extent of indemnity payments made, or additional amounts paid, by Company under this subsection 2.7B with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Government Authority or taxation authority with respect to such refund); provided, that Company, upon the request of Administrative Agent or such Lender, agrees to repay the amount paid over to Company (plus any penalties, interest or other charges imposed by the relevant Government Authority or taxation authority) to Administrative Agent or such Lender in the event Administrative Agent or such Lender is required to repay such refund to such Government Authority. This paragraph shall not be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Company or any other Person.

     C. Capital Adequacy Adjustment. If any Lender shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such Change in Law (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after receipt by Company from such Lender of the statement referred to in subsection 2.8A, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Company shall not be required to compensate a Lender pursuant to this subsection 2.7C for any reduction in respect of a period occurring more than 180 days prior to the date on which such Lender notifies Company of such Change in Law and such Lender's intention to claim compensation therefor, except, if the Change in Law giving rise to such reduction is retroactive, no such 180 day time limitation shall apply to such period of retroactivity, so long as such Lender requests compensation within 180 days from the date on which the applicable Government Authority informed such Lender of such Change in Law.

     2.8 Statement of Lenders; Obligation of Lenders and Issuing Lender to Mitigate.

     A. Statements. Each Lender claiming compensation or reimbursement pursuant to subsection 2.6D, 2.7 or 2.8B shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such compensation or reimbursement, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B. Mitigation. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7, it will use reasonable efforts to make, issue, fund or maintain the Commitments of such Lender or the Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, if (i) as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 would be materially reduced and
(ii) as determined by such Lender or Issuing Lender in its sole discretion, such action would not otherwise be disadvantageous to such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8B unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described above.

     2.9 Replacement of a Lender.

     If (i) Company receives a statement of amounts due pursuant to subsection 2.8A from a Lender (other than for breakage costs under subsection 2.6D), (ii) a Lender is a Defaulting Lender or (iii) a Lender becomes an Affected Lender (any such Lender, a "Subject Lender"), so long as (i) no Event of Default shall have occurred and be continuing and Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par the Subject Lender's Loans and assume the Subject Lender's Commitments and all other obligations of the Subject Lender hereunder, (ii) such Lender is not the Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements reasonably acceptable to the Issuing Lender (such as a "back-to-back" letter of credit) are made) and (iii), if applicable, the Subject Lender is unwilling to withdraw the notice delivered to Company pursuant to subsection 2.8 upon 10 days prior written notice to the Subject Lender and Administrative Agent and/or is unwilling to remedy its default upon three days prior written notice to the Subject Lender and Administrative Agent, Company may require the Subject Lender to assign all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of subsection 10.1B; provided that, prior to or concurrently with such replacement, (1) the Subject Lender shall have received payment in full of all principal, interest, fees and other amounts (including all amounts under subsections 2.6D, 2.7 and/or 2.8B (if applicable)) through such date of replacement and a release from its obligations under the Loan Documents, (2) the processing fee required to be paid by subsection 10.1B(i) shall have been paid to Administrative Agent by Company or the assignee, and (3) all of the requirements for such assignment contained in subsection 10.1B, including, without limitation, the consent of Administrative Agent (if required) and the receipt by Administrative Agent of an executed Assignment Agreement and other supporting documents, have been fulfilled.

     2.10 Increase in Commitments.

     A. Request for Increase. Provided there exists no Potential Event of Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), Company may from time to time request an increase in the Revolving Loan Commitment Amount by an amount (for all such requests) not exceeding $30,000,000; provided that (i) the Revolving Loan Commitment Amount may not exceed $100,000,000; and provided further that any such request for an increase shall be in a minimum amount of $10,000,000 and in multiples of $5,000,000 in excess thereof and (ii) Company may not request more than two increases. At the time of sending such notice, Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

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     B.  Lender   Elections   to   Increase.   Each  Lender   shall  notify  the
Administrative Agent within such time period whether or not it agrees to increase its Revolving Loan Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Loan Commitment.

     C. Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify Company and each Lender of the Lenders' responses to each request made hereunder. If the Lenders do not agree to the full amount of a requested increase, subject to the approval of the Administrative Agent and the Issuing Lender (which approvals shall not be unreasonably withheld), Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

     D. Increase Effective Date and Allocations. If the Revolving Loan Commitment Amount is increased in accordance with this Section, the Administrative Agent and Company shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify Company and the Lenders of the final allocation of such increase, the Increase Effective Date and revised Pro Rata Shares.

     E. Conditions to Effectiveness of Increase. As a condition precedent to such increase, Company shall deliver to the Administrative Agent an Officer's Certificate dated as of the Increase Effective Date (i) certifying and attaching the resolutions adopted by Company approving or consenting to such increase, and
(ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Potential Event of Default or Event of Default exists or shall result from such increase to the Revolving Loan Commitment Amount. The Lenders (new or existing) shall accept an assignment from the existing Lenders, and the existing Lenders shall make an assignment to the new or existing Lender accepting a new or increased Commitment, of a direct or participation interest in each then outstanding Loan and Letter of Credit such that, after giving effect thereto, all Revolving Loan Exposure hereunder is held ratably by the Lenders in proportion to their respective Commitments, Assignments pursuant to the preceding sentence shall be made in exchange for the principal amount assigned plus accrued and unpaid interest and facility and letter of credit fees. Company shall make any payments under Subsection 2.6D resulting from such assignments.

     F. Conflicting Provisions. This Section shall supersede any provisions in subsection 10.5 or 10.6 to the contrary.

Section 3. LETTERS OF CREDIT

     3.1 Issuance of Letters of Credit and Lenders' Purchase of Participations Therein.

     A. Letters of Credit. Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that Issuing Lender issue Letters of Credit, denominated in the applicable Designated Currency requested by Company, for the account of Company for the general corporate purposes of Company or a Subsidiary of Company. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, Issuing Lender shall issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that Issuing Lender issue (and Issuing Lender shall not issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitment Amount then in effect;

          (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $10,000,000; or

          (iii) any Letter of Credit having an expiration date later than the earlier of (a) five days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Letter of Credit; provided that the immediately preceding clause (b) shall not prevent Issuing Lender from agreeing that a Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless Issuing Lender elects not to extend for any such additional period; and provided, further that Issuing Lender shall elect not to extend such Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time Issuing Lender must elect whether or not to allow such extension.

     Notwithstanding anything contained in this Agreement, Issuing Lender shall not be under any obligation to issue any Letter of Credit if (i) the Issuing Lender has received written notice that the conditions precedent set forth in subsection 4.3 have not been satisfied or (ii) a default of any Lender's obligations to fund under subsection 3.3C exists or any Lender is at such time a Defaulting Lender hereunder, unless the Issuing Lender has entered into satisfactory arrangements with Company or such Lender to eliminate the Issuing Lender's risk with respect to such Lender.

     B. Mechanics of Issuance.

          (i) Request for Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Issuing Lender a Request for Issuance no later than 1:00 P.M. (New York time) at least five Business Days or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any documents described in or attached to the Request for Issuance. In furtherance of the provisions of subsection 10.8, and not in limitation thereof, Company may submit Requests for Issuance by telefacsimile and Administrative Agent and Issuing Lender may rely and act upon any such Request for Issuance without receiving an original signed copy thereof.

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

          Company shall notify the Issuing Lender prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Request for Issuance is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Request for Issuance.

          (ii) Determination of Issuing Lender. Upon receipt by Issuing Lender of a Request for Issuance pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, Issuing Lender shall issue such Letter of Credit, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Wells Fargo, when aggregated with Wells Fargo's outstanding Revolving Loans and Swing Line Loans, may exceed the amount of Wells Fargo's Revolving Loan Commitment then in effect.

          (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

          (iv) Notification to Lenders. Upon the issuance of or amendment to any Letter of Credit the Issuing Lender shall promptly notify Company of such issuance or amendment in writing and such notice shall be accompanied by a copy of such Letter of Credit or amendment. Upon receipt of such notice, Administrative Agent shall notify each Lender in writing of such issuance or amendment and the amount of such Lender's respective participation in such Letter of Credit or amendment, and, if so requested by a Lender, Administrative Agent shall provide such Lender with a copy of such Letter of Credit or amendment.

     C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder.

     3.2 Letter of Credit Fees.

     Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

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

          (i) with respect to (A) each outstanding standby Letter of Credit, (1) a fronting fee, payable directly to the Issuing Lender for its own account, in an amount agreed to between Company and the Issuing Lender and (2) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to the applicable Eurocurrency Rate Margin plus, for as long as any increased rates of interest apply pursuant to subsection 2.2E, 2% per annum, multiplied by the daily amount available to be drawn under such Letter of Credit and (B) each outstanding documentary Letter of Credit, (1) a fronting fee, payable directly to the Issuing Lender for its own account, in an amount agreed to between Company and the Issuing Lender and (2) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to 50% of the applicable Eurocurrency Rate Margin plus, for as long as any increased rates of interest apply pursuant to subsection 2.2E, 2% per annum, multiplied by the face amount of such documentary letter of credit, in each case, such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the last Business Day of each March, June, September and December of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

          (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges payable directly to the Issuing Lender for its own account in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

     For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination.

     3.3 Drawings and Reimbursement of Amounts Paid Under Letters of Credit.

     A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

     B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars and in Same Day Funds equal to the amount of such payment; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified
Administrative Agent and Issuing Lender prior to 12:00 noon (New York time) on the date such drawing is honored that Company intends to reimburse the Issuing Lender for the amount of such payment with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such payment and (ii) subject to satisfaction or waiver of the

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

conditions specified in subsection 4.2, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse the Issuing Lender for the amount of such payment; and provided, further that if for any reason proceeds of Revolving Loans are not received by the Issuing Lender on the Reimbursement Date in an amount equal to the amount of such payment, Company shall reimburse the Issuing Lender, on demand, in an amount in Same Day Funds equal to the excess of the amount of such payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B. During the continuance of an Event of Default, if Administrative Agent receives any cash collateral in respect of any outstanding Letter of Credit, such cash collateral shall be held by Administrative Agent for the ratable benefit of the Lenders.

     C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

          (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse the Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any payment by the Issuing Lender under a Letter of Credit issued by it, the Issuing Lender shall promptly notify Administrative Agent, who shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share (after giving effect to any Revolving Loans made by such Lender under subsection 3.3B in respect of such drawing). Each Lender (other than the Issuing Lender) shall make available to Administrative Agent an amount equal to its respective participation, in Dollars, in Same Day Funds, at the Funding and Payment Office, not later than 1:00 P.M. (New York time) on the first Business Day after the date notified by Administrative Agent, and Administrative Agent shall make available to the Issuing Lender in Dollars, in Same Day Funds, at the office of the Issuing Lender on such Business Day the aggregate amount of the payments so received by Administrative Agent. In the event that any Lender fails to make available to Administrative Agent on such Business Day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, the Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by the Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of Administrative Agent to recover, for the benefit of Lenders, from the Issuing Lender any amounts made available to the Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Lender in respect of which payments were made by Lenders constituted gross negligence or willful misconduct on the part of the Issuing Lender.

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

          (ii) Distribution to Lenders of Reimbursements Received From Company. In the event the Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any payment by the Issuing Lender under a Letter of Credit issued by it, and Administrative Agent or the Issuing Lender thereafter receives any payments from Company in reimbursement of such payment under the Letter of Credit, to the extent any such payment is received by the Issuing Lender, it shall distribute such payment to Administrative Agent, and Administrative Agent shall distribute to each other Lender that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Lender's Pro Rata Share of all payments subsequently received by Administrative Agent or by the Issuing Lender from Company. Any such distribution shall be made to a Lender at the account specified in subsection 2.4B(iii).

     D. Interest on Amounts Paid Under Letters of Credit.

     (i) Payment of Interest by Company. Company agrees to pay to Administrative Agent, with respect to payments under any Letters of Credit issued by the Issuing Lender, interest on the amount paid by the Issuing Lender in respect of each such payment from the date a drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to
(a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day year (or 366-day year in case of a leap year) for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

     (ii) Distribution of Interest Payments by Administrative Agent. Promptly upon receipt by Administrative Agent of any payment of interest pursuant to subsection 3.3D(i) with respect to a payment under a Letter of Credit, (a) Administrative Agent shall distribute to (x) each Lender (including the Issuing Lender) out of the interest received by Administrative Agent in respect of the period from the date such drawing is honored to but excluding the date on which the Issuing Lender is reimbursed for the amount of such payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (y) the Issuing Lender the amount, if any, remaining after payment of the amounts applied pursuant to clause (x), and (b) in the event the Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such payment, Administrative Agent shall distribute to each Lender (including the Issuing Lender) that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Lender's Pro Rata Share of any interest received by Administrative Agent in respect of that portion of such payment so made by Lenders for the period from the date on which the Issuing Lender was so reimbursed to but excluding the date on which such portion of such payment is reimbursed by Company. Any such distribution shall be made to a Lender at the account specified in subsection 2.4B(iii).

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

     3.4 Obligations Absolute.

     The obligation of Company to reimburse the Issuing Lender for payments under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

          (i) any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

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

     3.5 Nature of Issuing Lender's Duties.

     As between Company and the Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender, including any act or omission by a Government Authority, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender's rights or powers hereunder.

     In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5, any action taken or omitted by the Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to Company.

     Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against the Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

     3.6 Applicability of UCP.

     Unless otherwise expressly agreed by the Issuing Lender and Company when a Letter of Credit is issued, the rules of the Uniform Customs and Practice for Documentary Credits (UCP 500) (the "UCP"), as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Letter of Credit.

Section 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT

     The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

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     4.1 Conditions to Closing.

     This Agreement shall become effective subject to prior or concurrent satisfaction of the following conditions, upon which the Closing Date shall occur:

     A. Loan Documents. Company shall deliver to Lenders (or to Administrative Agent with sufficient originally executed copies, where appropriate, for each Lender) the following with respect to Company, each, unless otherwise noted, dated the date hereof:

          (i)  Copies  of the  Organizational  Documents  of  Company  and  each
     Subsidiary Guarantor, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of Company and such Subsidiary Guarantor, together with a good standing certificate from the Secretary of State of its jurisdiction of organization dated a recent date prior to the date hereof;

          (ii) Resolutions of the Governing Body of Company and each Subsidiary Guarantor approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the date hereof by the secretary or similar officer of Company as being in full force and effect without modification or amendment;

          (iii) Signature and incumbency certificates of the officers of Company and each Subsidiary Guarantor;

          (iv) Executed originals of the Loan Documents; and

          (v) Such other opinions, documents or materials as Administrative Agent or any Lender may reasonably request.

     B. Fees. Company shall have paid to Administrative Agent, for distribution (as appropriate) to Administrative Agent, and Lenders, the fees payable on the date hereof referred to in subsection 2.3.

     C. Representations and Warranties. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date); provided that, if a representation and warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

     D. Financial Statements. Lenders shall have received from Company (i) audited financial statements for the years ended November 2, 2003, October 31, 2004 and October 30, 2005 and unaudited consolidated financial statements of Company and its Subsidiaries for the Fiscal Quarter ended July 30, 2006, and
(ii) projections for the three year period beginning October 30, 2006, all in form and substance satisfactory to the Administrative Agent.

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     E. Opinions of Counsel.  Lenders shall have received executed copies of the opinion of Troutman Sanders LLP, counsel for Company, in addition to any local counsel opinions reasonably requested by Agent, all dated as of the date hereof and in form and substance reasonably satisfactory to Administrative Agent.

     F. Solvency Assurances. Administrative Agent and Lenders shall have received an Officer's Certificate of Company dated as of the date hereof as to solvency matters in form and substance reasonably satisfactory to Administrative Agent.

     G. Evidence of Insurance. Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Administrative Agent, on behalf of Lenders, has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

     H. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and all Governmental Authorizations and consents necessary for the continued operation of the business conducted by Company and its Subsidiaries in substantially the same manner as conducted prior to the date hereof. Each such Governmental Authorization and consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending.

     I. Security Interests in Personal Property. Administrative Agent shall have received evidence reasonably satisfactory to it that Company and each of the Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, that may be necessary or, in the reasonable opinion of Administrative Agent, advisable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority security interest in the Collateral. Such actions shall include the following:

          (i) Stock Certificates and Instruments. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise reasonably satisfactory in form and substance to Administrative Agent) representing all certificated Capital Stock pledged pursuant to the

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     Guarantee and Collateral  Agreement,  and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner reasonably satisfactory to Administrative Agent) evidencing any Collateral; provided, that, in the case of the Capital Stock of Foreign Subsidiaries, such pledge shall be limited to 65% of the Capital Stock of Volt Delta Europe Limited and Volt Delta GmbH, such pledge shall be effected pursuant to the Guarantee and Collateral Agreement, and, in the case of Volt Delta GmbH (whose Capital Stock is uncertificated), in lieu of stock certificates the Company may instead furnish Administrative Agent with a copy of that issuer's share records as certified by a public notary or other certifying authority in the jurisdiction in which Volt Delta GmbH is organized;

          (ii) Lien Searches and UCC Termination Statements. Delivery to Administrative Agent of (a) the results of a recent search, by a Person reasonably satisfactory to Administrative Agent, of all effective UCC financing statements and all judgment and tax lien filings which may have been made with respect to any personal property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) duly completed UCC termination statements, and authorization of the filing thereof from the applicable secured party, as may be necessary to terminate any effective UCC financing statements disclosed in such search (other than any such financing statements in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

          (iii) UCC Financing Statements. Delivery to Administrative Agent of duly completed UCC financing statements with respect to all personal property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the reasonable opinion of Administrative Agent, advisable to perfect the security interests created in such Collateral pursuant to the Collateral Documents; and

          (iv) Cover Sheets, Etc. Delivery to Administrative Agent of all cover sheets or other documents or instruments required to be filed with any IP Filing Office in order to create or perfect Liens in respect of any IP Collateral, together with releases duly executed (if necessary) of security interests by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective filings in any IP Filing Office in respect of any IP Collateral (other than any such filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

     J. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

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     4.2 Conditions to Closing; All Loans.

     The obligations of Lenders to make any Revolving Loans and Swing Line Loans on any Funding Date are, in addition to the conditions precedent specified in subsection 4.1, subject to prior or concurrent satisfaction of the following conditions:

     A. Notice of Borrowing. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, a duly executed Notice of Borrowing, in each case signed by a duly authorized Officer of Company.

     B. Representations and Warranties True; No Default; Etc. As of that Funding
Date:

          (i) the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition;

          (ii) no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default; and

          (iii) no order, judgment or decree of any arbitrator or Government Authority shall purport to enjoin or restrain such Lender from making the Loans to be made by it on that Funding Date.

     4.3 Conditions to Letters of Credit.

     The issuance of any Letter of Credit hereunder (whether or not the Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

     A. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Request for Issuance (or a facsimile copy thereof) in each case signed by a duly authorized Officer of Company, together with all other information specified in subsection 3.1B(i) and such other documents or information as the Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

     B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

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

Section 5. COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Agreement and to make the Loans, to induce the Issuing Lender to issue Letters of Credit and to induce Lenders to purchase participations therein, Company represents and warrants to each Lender:

     5.1 Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.

     A. Organization and Powers. Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Company has all requisite limited liability company power and authority to own and operate its properties, to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

     B. Qualification and Good Standing. Company is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect.

     C. Conduct of Business. The Loan Parties are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.11.

     D. Subsidiaries. All of the Subsidiaries of Company as of the Closing Date and their jurisdictions of organization as of the Closing Date are identified in
Schedule 5.1 annexed hereto, and each such Subsidiary which is a Significant Subsidiary as of the Closing Date is identified as such on Schedule 5.1. The Capital Stock of each of the Subsidiaries of Company is duly authorized, validly issued, fully paid and (except for any interest as a general partner) nonassessable and none of such Capital Stock constitutes Margin Stock. Each of the Subsidiaries of Company is a corporation, partnership, trust or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization, has all requisite organizational power and authority to own and operate its properties and to carry on its business as now conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such power and authority would not reasonably be expected to result in a Material Adverse Effect.

     5.2 Authorization of Borrowing, etc.

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary organizational action on the part of each Loan Party party thereto.

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

     B. No Conflict. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party, the Organizational Documents of such Loan Party or any order, judgment or decree of any court or other Government Authority binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to Lenders and except, in each case, to the extent such violation, conflict, breach, default, Lien or failure to obtain such approval or consent would not reasonably be expected to result in a Material Adverse Effect.

     C. Governmental Consents. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any Governmental Authorization except for any Governmental Authorization required in connection with the conduct of business of such Loan Party in the ordinary course and any filings or recordings necessary to perfect Liens in the Collateral or to direct the payment of receivables owing by a Government Authority.

     D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by each Loan Party party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     5.3 Financial Condition.

     Company has heretofore delivered to Lenders, at Lenders' request, the audited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at and for the Fiscal Years ended November 2, 2003, October 31, 2004 and October 30, 2005, and the unaudited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at July 30, 2006. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure. Neither Company nor any of its Subsidiaries has any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment not incurred in the ordinary course of business that (a) as of the Closing Date, is not reflected in the Company's audited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at and for the Fiscal Year ended October 30, 2005 or the notes thereto, or the unaudited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at July 30, 2006 or described in Schedule 7.1 or Schedule 7.4, or (b) as of any Funding Date subsequent to the Closing Date, is not reflected in the most recent audited financial statements delivered to Lenders pursuant to subsection 6.1 or the notes thereto or permitted pursuant to Section 7.1 or 7.4 (or if prior to the delivery of audited financial statements for the 2006 Fiscal Year, is not reflected in any of the Company's audited financial statements described in clause (a) above) and that, in any such case, could reasonably be expected to have a Material Adverse Effect.

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


     5.4 No Material Adverse Change.

     Since October 30, 2005, no event or change has occurred that has resulted in or evidences, either in any case or in the aggregate, a Material Adverse Effect.

     5.5 Title to Properties; Liens; Intellectual Property.

     A. Company and its Significant Subsidiaries have good and marketable title to all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7 and except for defects and irregularities that would not reasonably be expected to result in a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B. As of the Closing Date, Company and its Subsidiaries own or have the right to use, all Intellectual Property used in the conduct of their business, except where the failure to own or have such right to use in the aggregate would not reasonably be expected to result in a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Company know of any valid basis for any such claim, except for such claims that in the aggregate would not reasonably be expected to result in a Material Adverse Effect. The use of such Intellectual Property by Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. All federal, state and foreign registrations of and applications for Intellectual Property that are owned or licensed by Company or any of its Subsidiaries on the Closing Date and are material to the business of the Company and its Subsidiaries taken as a whole are listed on Schedule 5.5B annexed hereto.

     5.6 Litigation; Adverse Facts.

     Except as set forth in Schedule 5.6 annexed hereto, there are no Proceedings (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any court or other Government Authority (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property or assets of Company or any of its Subsidiaries and that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or other Government Authority that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                                       64
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     5.7 Payment of Taxes.

     All federal and all other material tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all material assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable, excluding any such tax, assessment, charge or claim being contested in good faith by appropriate proceedings, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a tax, assessment, charge or claim which has or may become a Lien against any of the properties or assets of Company or its Significant Subsidiaries, the Lien is not being enforced by foreclosure or sale of any portion of such properties or assets to satisfy such charge or claim or is otherwise permitted by this Agreement.

     5.8 Governmental Regulation.

     Neither Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

     5.9 Securities Activities.

     A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     B. No part of the proceeds of the Loans will be used for the purpose, directly or indirectly, of buying or carrying any Margin Stock.

     5.10 Employee Benefit Plans.

     A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. To the knowledge of Company and each of its Subsidiaries, each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

     B. No ERISA Event has occurred or is reasonably expected to occur.

     C.  Except to the  extent  required  under  Section  4980B of the  Internal
Revenue Code, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

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

     D. None of Company, any of its Subsidiaries or any of their respective ERISA Affiliates sponsor or contribute to, or have ever sponsored or contributed to, any Pension Plan or Multiemployer Plan, other than defined contribution plans of Affiliates of Company (other than its Subsidiaries) where the applicable defined contributions, if not made, would not reasonably be expected to result in a Material Adverse Effect.

     5.11 Environmental Protection.

     In the ordinary course of its business, the officers of Company and its Subsidiaries consider the effect of Environmental Laws on the business of Company and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to Company due to Environmental Laws. On the basis of this consideration, Company has concluded that Environmental Laws would not reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     5.12 Solvency.

     Company is and upon the incurrence of any Obligations by Company on any date on which this representation is made, will be, Solvent.

     5.13 Matters Relating to Collateral.

     A. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Government Authority is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings necessary to perfect Liens and except as may be required, in connection with (x) the direction of the payment of accounts owing by Governmental Authorities or (y) the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

     B. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by the Collateral Documents and to evidence permitted lease obligations and other Liens permitted pursuant to subsection 7.2, (i) no effective UCC financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in any IP Filing Office.

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     C. Margin Regulations. The pledge of the Pledged Collateral pursuant to the
Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     D.  Information   Regarding   Collateral.   All  information   supplied  to
Administrative Agent by or on behalf of any Loan Party with respect to the Collateral taken as a whole is accurate in all material respects.

     5.14 Disclosure.

     No representation or warranty of any Loan Party or any of its Subsidiaries contained in the Confidential Information Memorandum dated July 17, 2006, or in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of the Loan Parties or any of their Subsidiaries for use in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any information not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials were based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

     5.15 Foreign Assets Control Regulations, etc..

     Neither the making of the Loans to, or issuance of Letters of Credit on behalf of, Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, no Loan Party nor any of its Subsidiaries or Affiliates (a) is or will become a Person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such Person. The Loan Parties and their Subsidiaries and Affiliates are in compliance, in all material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).


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     Section 6. AFFIRMATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

     6.1 Financial Statements and Other Reports.

     Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver, or cause to be delivered, to Administrative Agent and Lenders:

          (i) Events of Default, etc.: promptly upon any Officer of Company obtaining knowledge (A) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (B) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2 or
     (C) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition and what action Company has taken, is taking and proposes to take with respect thereto;

          (ii) Quarterly Financials: (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of operations and cash flows (including all footnotes thereto) of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure, and (b) within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter; it being understood and agreed that the delivery of Company's Form 10-Q, if required, promptly following the filing thereof with the Securities and Exchange Commission shall satisfy the delivery requirements set forth in this clause (subject to the time periods set forth in this clause (ii));

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          (iii)  Year-End  Financials:  as soon as  available  and in any  event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of operations and cash flows (including all footnotes thereto) of Company and its Subsidiaries for such
     Fiscal  Year,   setting  forth  in  each  case  in  comparative   form  the
     corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the consolidated financial condition of Company and its Subsidiaries as at the dates indicated and the consolidated results of their operations and their cash flows for the periods indicated, (b) a report for Company and its Subsidiaries setting forth in comparative form the corresponding figures for the previous Fiscal Year, (c) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, (d) in the case of all such consolidated financial statements, a report and opinion thereon of Ernst & Young, LLP or other independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws unqualified as to the scope of the audit or the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the consolidated results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except
     as  otherwise  disclosed  in  such  financial   statements)  and  that  the
     examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and it being understood and agreed that the delivery of Company's Form 10-K, if required, promptly after the filing thereof with the Securities and Exchange Commission shall satisfy the requirements set forth in this clause (subject to the time periods set forth in this clause
     (iii));

          (iv) Compliance Certificates: together with each delivery of financial statements pursuant to subdivisions (ii) and (iii) above, (a) an Officer's Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and
     (b) a Compliance Certificate demonstrating in reasonable detail compliance at the end of the applicable accounting periods with the restrictions contained in subsection 7.6;

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     (v) Reconciliation  Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions
(ii) or (iii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of financial statements pursuant to subdivision (ii) or (iii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for the current Fiscal Year to the effective date of such change, prepared on a pro forma basis as if such change had been in effect during such periods, together with, if required pursuant to subsection 1.2, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

     (vi) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants;

     (vii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (b) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company and its Subsidiaries, taken as a whole;

     (viii) Litigation or Other Proceedings: promptly upon any Officer of Company obtaining knowledge of (a) the institution of, or non-frivolous threat of, any Proceeding against or affecting Company or any of its Subsidiaries or any property or assets of Company or any of its Subsidiaries not previously disclosed in writing by Company to Lenders or (b) any material development in any Proceeding that, in any case:

                                    (x) if  adversely  determined,  after giving
                           effect to the coverage and policy limits of insurance policies issued to Company and its Subsidiaries, would reasonably be expected to result in a Material Adverse Effect; or

                                    (y) seeks to enjoin or otherwise prevent the
                           consummation of, or to recover any damages or obtain relief as a result of, the making, securing or repayment of the Obligations hereunder or the application of proceeds thereof;

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

written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

     (ix) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

     (x) ERISA Notices: with reasonable promptness, copies of all notices received by Company or any of its Subsidiaries from a Multiemployer Plan sponsor concerning an ERISA Event;

     (xi) Insurance: as soon as practicable after any material change in insurance coverage maintained by Company and its Subsidiaries, notice thereof to Administrative Agent specifying the changes and reasons therefor;

     (xii) New Subsidiaries: in addition to any notice required under subsection 6.8A, (a) promptly upon any Person becoming a Significant Subsidiary of Company, a written notice setting forth with respect to such Person (i) the date on which such Person became a Significant Subsidiary of Company and (ii) information comparable to that set forth in Schedule 5.1 annexed hereto with respect to Subsidiaries of Company as of the Closing Date; and (b) together with each delivery of a Compliance Certificate pursuant to subdivision (iv) above, an updated list (containing information comparable to that set forth in Schedule
5.1 annexed  hereto with  respect to  Subsidiaries  of Company as of the Closing
Date) with respect to all Subsidiaries of Company (including a designation of which Subsidiaries, if any, are Significant Subsidiaries);

     (xiii) Ratings: immediately upon becoming aware of the issuance of any rating of Company's Indebtedness or any change therein, a statement describing such change, whether such change was made by Fitch, S&P or Moody's, and the effective date of such rating or change; and

     (xiv) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

     6.2 Existence, etc.

     Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Governing Body of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof would not reasonably be expected to result in a Material Adverse Effect.

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     6.3 Payment of Taxes and Claims.

     Company will, and will cause each of its Significant Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any material penalty accrues thereon, and all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any material penalty or fine shall be incurred with respect thereto; provided that no such tax, assessment, charge or claim need be paid if it is being contested in good faith by appropriate proceedings, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a tax, assessment, charge or claim which has or may become a Lien against any of the properties or assets of Company or its Significant Subsidiaries, the Lien is not being enforced by foreclosure or sale of any portion of such properties or assets to satisfy such charge or claim or is otherwise permitted by this Agreement.

     6.4 Maintenance of Properties; Insurance.

     A. Maintenance of Properties. Company will, and will cause each of its Significant Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Significant Subsidiaries (including all material Intellectual Property).

     B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times reasonably satisfactory to Administrative Agent. Each such insurance policy relating to Company and Subsidiary Guarantors shall, as applicable, (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and/or (b) contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy, as applicable.

     6.5 Inspection Rights; Books and Records.

     Company shall, and shall cause each of its Significant Subsidiaries to, permit any authorized representatives designated by Administrative Agent (and, during the continuance of an Event of Default, any Lender) to visit and inspect any of the properties of Company or of any of its Significant Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested or at any time or from time to time following the occurrence and during the continuation of an Event of Default. Company shall, and shall cause each of its Significant Subsidiaries to maintain, books and records, including those pertaining to the Collateral, in such detail, form and scope as is consistent with good business practice.

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

     6.6 Compliance with Laws, etc.

     Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any Government Authority (including all Environmental Laws), noncompliance with which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

     6.7 Environmental Matters.

     Company will, and will cause each of its Subsidiaries to:

          (a) use and operate all of its facilities and properties in compliance with all Environmental Laws except for such non-compliance which, singly or in the aggregate, will not have a Material Adverse Effect, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, except where the failure to keep such permits, approvals, certificates, licenses or other authorizations, or any non-compliance with the provisions thereof will not have a Material Adverse Effect, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except for any non-compliance that will not have a Material Adverse Effect;

          (b) immediately notify the Administrative Agent and provide copies upon receipt of all written inquiries from any local, state or federal governmental agency, claims, complaints or notices relating to the condition of its facilities and properties or compliance with Environmental Laws which will have a Material Adverse Effect, and shall promptly cure and have dismissed with prejudice or contest in good faith any actions and proceedings relating to material compliance with Environmental Laws the result of which, if not contested by Company, would have a Material Adverse Effect; and

          (c) provide such non-confidential information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this subsection 6.7.

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

     6.8 Execution of Guarantee and Collateral Agreement and Other Collateral Documents After the Closing Date; Supplemental Foreign Pledge Agreements.

     A. Execution of Guarantee and Collateral Agreement and Other Collateral Documents. In the event that any Person becomes a Subsidiary of Company after the Closing Date, Company will, within ten days thereafter, notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent a joinder to or a counterpart of the Guarantee and Collateral Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1I) as may be necessary or, in the reasonable opinion of Administrative Agent, advisable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal property assets of such Subsidiary described in the applicable forms of Collateral Documents. In addition, as provided in the Guarantee and Collateral Agreement, Company shall, or shall cause the Person that owns the Capital Stock of such Subsidiary to, execute and deliver to Administrative Agent a supplement to the Guarantee and Collateral Agreement and, if reasonably requested by Administrative Agent with respect to the Capital Stock of a Foreign Subsidiary, a Foreign Pledge Agreement, and to deliver to Administrative Agent all certificates representing such Capital Stock of such Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank). Notwithstanding the foregoing, (i) no Foreign Subsidiary shall be required to execute and deliver the Guarantee and Collateral Agreement or take the further actions or execute the further documents and instruments referenced in this subsection 6.8A, and (ii) no Capital Stock of a Foreign Subsidiary shall be required to be pledged pursuant to the provisions of the Guarantee and Collateral Agreement or a Foreign Pledge Agreement or otherwise, in each case except as provided in subsection 6.8B.

     B. Foreign Subsidiaries.

          (i) In the event that any Person becomes a Foreign Subsidiary of Company after the Closing Date, Company will, within ten days thereafter, notify Administrative Agent of that fact.

          (ii) If the Foreign Subsidiary referenced in clause (i) is a first-tier Foreign Subsidiary, Company shall, or shall cause the Person that owns the Capital Stock of such Foreign Subsidiary to: (a) execute and deliver to Administrative Agent a supplement to the Guarantee and Collateral Agreement (and, if reasonably requested by Administrative Agent, a Foreign Pledge Agreement) to create in favor of Administrative Agent a First Priority Lien on 65% of the Capital Stock of such first-tier Foreign Subsidiary; and (b) deliver to Administrative Agent all certificates representing such 65% of such Capital Stock of such Foreign Subsidiary (accompanied by irrevocable undated stock powers, duly endorsed in blank).

          (iii) Company may defer the stock pledge required under clause (ii), subject to the following two conditions: (a) such first-tier Foreign Subsidiary (considered individually and together with all of its own Subsidiaries) (collectively, a "Foreign Subsidiary Chain") does not constitute a Significant Subsidiary; and (b) after giving effect to such deferral, that Foreign Subsidiary Chain, in the aggregate with all other Foreign Subsidiary Chains where the first-tier Foreign Subsidiary is not pledged (in accordance with subsection 4.1I or this Section 6.8) as Collateral, represents both: (1) 10% or less of the consolidated total assets of Company and its Subsidiaries; and (2) 10% or less of the consolidated total revenues of the Company and its Subsidiaries for the trailing four Fiscal quarter period then ended; in each case as reflected in the then most-recent consolidated financial statements of Company delivered pursuant to Section 6.1. At its option, Company may effect the pledge of a previously deferred first-tier Foreign Subsidiary in order to facilitate deferral for another first-tier Foreign Subsidiary.

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          (iv) At Administrative  Agent's reasonable request (but subject to the next sentence), Company shall cause any Foreign Subsidiary designated by Administrative Agent to fully comply with subsection 6.8A to the extent
     that  no  material  adverse  Tax  consequences  to  Company,   any  of  its
     Subsidiaries, Parent and/or any of Parent's other Subsidiaries would reasonably be expected to result therefrom. Company shall be entitled to defer such compliance in reliance on clause (iii), applied mutatis mutandis.

     C. Subsidiary Organizational Documents, Legal Opinions, Etc. With respect to any Subsidiary obligated to join the Guarantee and Collateral Agreement in accordance with subsection 6.8A, Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Organizational Documents, together with, if such Subsidiary is organized or incorporated under the laws of the United States of America, any state thereof or the District of Columbia, a good standing certificate from the Secretary of State of the jurisdiction of its organization and each other state in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each such jurisdiction, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a certificate executed by the secretary or similar officer of such Subsidiary as to (a) the fact that the attached resolutions of the Governing Body of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iii) if reasonably requested by Administrative Agent, a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary and (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent.

     D. Receivables owed by Government Authorities. In the event that any material accounts receivable which constitute Collateral are owed by any Government Authority, then Company shall promptly notify Administrative Agent thereof and, to the extent that a Governmental Authorization is required in order to direct their payment to any party other than Company or any of its Subsidiaries, then, upon the Administrative Agent's reasonable request, Company shall or shall cause such Subsidiary to take all such further actions and execute all such further documents and instruments as may be necessary or, in the reasonable opinion of Administrative Agent, advisable to obtain such Governmental Authorization.

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     E.  Supplemental  Foreign Pledge Agreement.  In its reasonable  discretion,
Administrative Agent may require that any pledge of all or any part of the Capital Stock of a Foreign Subsidiary (whether pledged as of the Closing Date, in accordance with subsection 4.1I, or pledged thereafter in accordance with this subsection 6.8) originally made solely pursuant to the Guarantee and Collateral Agreement to be replaced or supplemented by a pledge made pursuant to an appropriate Foreign Pledge Agreement.

     F. License. No later than sixty (60) days following the Closing Date, Parent shall grant to Company a written license to use the "VOLT DELTA" trademarks and patent in connection with its business, and evidence of such license shall have been provided to Administrative Agent, in form and substance reasonably acceptable to Administrative Agent.

     6.9 Repayment of Parent Loan.

     Within thirty days following the Closing Date, Company shall have made arrangements reasonably satisfactory to Administrative Agent for the repayment of the Parent Loan and delivered evidence of such repayment to Administrative Agent.

     Section 7. NEGATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

     7.1 Indebtedness.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Company and its Subsidiaries (as Subsidiary Guarantors, or in respect of Interest Rate Agreements or Currency Agreements, as applicable) may become and remain liable with respect to the Obligations;

          (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Company may become and remain liable with respect to Indebtedness owed to any of its Subsidiaries, and any Wholly-Owned Subsidiary of Company may become and remain liable with respect to Indebtedness owed to Company or any other Subsidiary; provided, that any such Indebtedness owed to Company or any Subsidiary Guarantor by any Subsidiary which is not a Subsidiary Guarantor shall be evidenced by a note pledged to Administrative Agent as Pledged Collateral;

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          (iv) Company and its  Subsidiaries,  as applicable,  may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

          (v) Company and its Subsidiaries may incur or assume Indebtedness in connection with acquisitions, in the form of seller notes or otherwise, to the extent permitted pursuant to subsection 7.3(vi), and otherwise on terms and conditions acceptable to Administrative Agent;

          (vi) Company and its Subsidiaries may receive advances from their customers in the ordinary course of business; and

          (vii) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $7,500,000 at any time outstanding; provided, Subsidiaries which are not Subsidiary Guarantors may only incur up to $1,500,000 of such amount of Indebtedness, with such Indebtedness to be in the form of unsecured borrowings for ordinary course cash flow requirements.

     7.2 Liens and Related Matters.

     A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind
(including   any  document  or  instrument  in  respect  of  goods  or  accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except:

     (i) Permitted Encumbrances;

     (ii) Liens described in Schedule 7.2 annexed hereto;

     (iii) Liens in favor of Administrative Agent securing the Obligations;

          (iv) (a) Liens securing obligations incurred in connection with any transaction governed by an Interest Rate Agreement or a Currency Agreement pursuant to subsection 7.3(ix) with a Person other than a Lender or an Affiliate of a Lender;

          (b) Liens on any property or assets existing at the time such property or asset was acquired (including Liens on the property or assets of any Person that becomes a Subsidiary of Company that existed at the time such Person became a Subsidiary by acquisition, merger, consolidation or otherwise), which Liens were not created in contemplation of such acquisition; provided that (i) such Liens shall not extend to or cover any property or assets of any character other than the property or assets being acquired and (ii) such Liens shall secure only those obligations which such Liens secured on the date of such acquisition;

          (c) Liens in respect of purchase money and Capital Lease obligations upon or in any real property or equipment acquired or held by Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or equipment or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property or equipment; provided that such Liens shall not extend to or cover any property or assets of any character other than the property or equipment being financed; and

          (d) Liens securing other Indebtedness incurred pursuant to subsection 7.1(vii);

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     provided, that the aggregate amount of obligations secured pursuant to this
     subsection   7.2A(iv)   shall  not  exceed   $3,000,000  at  any  one  time
     outstanding; and

          (v) the replacement, extension or renewal of any Lien permitted by clauses (ii), (iv)(b) and (iv)(c) above upon or in the same property subject thereto arising out of the replacement, extension or renewal of the Indebtedness secured thereby (without any increase in the amount thereof).

     B. No Further Negative Pledges. Neither Company nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than (i) any agreement evidencing Indebtedness secured by Liens permitted by this Agreement, as to the assets securing such Indebtedness, and
(ii) any agreement evidencing an asset sale, lease or license as to the assets being sold, leased or licensed.

     C. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to
(i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by Company or any other Subsidiary of Company, (ii) except for the subordination terms of any intercompany note pledged to Administrative Agent pursuant to subsection 7.1(iii), repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company, except in each case (a) as provided in this Agreement or any other Loan Document, (b) as to transfers of assets, as may be provided in an agreement with respect to a sale, lease or license of such assets and (c) as required by law.

     7.3 Investments; Acquisitions.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, or acquire, by purchase or otherwise, all or substantially all the business, property or fixed assets of, or Capital Stock of any Person, or any division or line of business of any Person except:

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          (i) Company and its  Subsidiaries may make and own Investments in cash and cash equivalents;

          (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company, and Company and any of its Subsidiaries may make additional equity Investments in any of Company's Subsidiaries;

          (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iii);

          (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

          (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;

          (vi) Company and its Subsidiaries may acquire, in a single transaction or series of related transactions (a) all or substantially all of the assets or a majority of the outstanding Securities entitled to vote in an election of members of the Governing Body of a Person incorporated or organized in the United States of America or (b) any division, line of business or other business unit of a Person that is incorporated or organized in the United States of America (such Person or such division, line of business or other business unit of such Person being referred to herein as the "Target"), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by Company and its Subsidiaries pursuant to subsection 7.11, so long as (1) no Event of Default or Potential Event of Default shall then exist or would exist after giving effect thereto, (2) upon the closing of such acquisition, Company shall, and shall cause its Subsidiaries (including Target, if Target is a Person) to, comply with the requirements of subsection 6.8 with respect to such acquisition, (3) Company delivers a Compliance Certificate for any acquisition for which total consideration to be paid is in excess of
     $10,000,000 demonstrating that Company and its Subsidiaries are in pro forma compliance with each of the financial covenants set forth in subsection 7.6, (4) Target shall have Consolidated EBITDA for the four fiscal quarter period prior to the acquisition date in an amount greater than $0 (after giving effect to cost savings due to merger synergies) on a pro forma basis as approved by Administrative Agent, (5) such acquisition shall not be a "hostile" acquisition and shall have been approved by the Governing Body and/or shareholders of the Company or such Subsidiary, as applicable, and Target, and (6) the aggregate consideration (including without limitation equity consideration, earn-outs, deferred compensation or non-competition arrangements and the amount of Indebtedness assumed by Company and its Subsidiaries) paid by Company and its Subsidiaries in connection with any such acquisition shall not exceed $30,000,000 in the aggregate per Fiscal Year; provided that no more than -------- $20,000,000 in the aggregate per Fiscal Year may be financed with cash and/or Indebtedness (including Indebtedness assumed in connection with such acquisition).

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          (vii)  Company and its  Subsidiaries  may receive and hold  promissory notes and other non-cash consideration received in connection with any Asset Sale permitted by subsection 7.7;

          (viii) Company and its Subsidiaries may acquire Securities in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Company or any of its Subsidiaries or as security for any such Indebtedness or claim;

          (ix) Company and its Subsidiaries may enter into transactions governed by Interest Rate Agreements and Currency Agreements entered into in the ordinary course of business for the purpose of asset and liability management; and

          (x) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed $5,000,000.

     7.4 Contingent Obligations.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

     (i) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

     (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or with the purchases of properties or assets;

     (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of (a) any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1 or (b) any other liability of Company or any of its Subsidiaries incurred in a transaction that is not prohibited by this Agreement or any of the other Loan Documents; and

     (iv) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto.

     7.5 Restricted Junior Payments.

     Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment so long as any Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby; provided, that, at any time, so long as Company is treated as a partnership for federal income tax purposes, Company may make cash distributions ("Tax Distributions") to the direct and indirect members of Company, from time to time, in amounts not exceeding the amount of income taxes deemed payable by the direct and indirect members of Company with respect to the net income of Company (calculated as set forth on Schedule 7.5); provided, further, that no Tax Distribution shall be paid to the extent that doing so would cause the cumulative amount of Tax Distributions theretofore paid (after giving effect to the pending Tax Distribution) to exceed the cumulative tax liability of the direct and indirect members of Company, calculated as set forth on Schedule 7.5.

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

     7.6 Financial Covenants.

     A. Maximum Total Debt to EBITDA Ratio. Company shall not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to exceed 2.00 to 1.00.

     B. Minimum Fixed Charge Coverage Ratio. Company shall not permit the ratio as of the last day of any Fiscal Quarter of (i) the aggregate of (a) Consolidated EBIT, plus (b) the aggregate amount of all rents paid or payable during that period under all real estate leases to which Company or any of its Subsidiaries is a party as lessee, less (c) income taxes paid in cash in such period (as determined in accordance with GAAP) and (d) all dividends paid in cash in such period (excluding, to the extent applicable, the $17,036,000 dividend paid in December 2005 in connection with the buyout of the Nortel minority interest), to (ii) Consolidated Fixed Charges, in each case for the period of four Fiscal Quarters ending on the date of determination, to be less than 2.00 to 1.00.

     C. Minimum Consolidated Net Worth. Company shall maintain a Consolidated Net Worth at all times equal to at least $50,439,000; provided that such minimum requirement shall be increased by 100% of the net proceeds received by the Company following any issuance of equity by Company or any Subsidiary.

     7.7 Restriction on Fundamental Changes; Asset Sales.

     Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets (including its notes or receivables and Capital Stock of any Subsidiary, whether newly issued or outstanding), whether now owned or hereafter acquired, except:

          (i) any Subsidiary of Company may be merged with or into Company or any Wholly-Owned Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Wholly-Owned Subsidiary; provided that, in the case of such a merger, Company or such Wholly-Owned Subsidiary shall be the continuing or surviving Person;

          (ii) Company and its Subsidiaries may make sales, assignments, transfers and dispositions of accounts in the ordinary course of business for purposes of collection;

          (iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

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

          (iv) Company and its Subsidiaries may make Asset Sales in any Fiscal Year of assets having a fair market value in an aggregate amount for such Fiscal Year not to exceed 10% of Consolidated Net Worth, as determined as of the date of such Asset Sale;

          (v) Company and its Subsidiaries may sell or dispose of shares of Capital Stock of any of Company's Subsidiaries in order to qualify members of the Governing Body of such Subsidiary if required by applicable law;

          (vi) any Person may be merged with or into Company or any Subsidiary if the acquisition of the Capital Stock of such Person by Company or such Subsidiary would have been permitted pursuant to subsection 7.3; provided that (a) in the case of Company, Company shall be the continuing or surviving Person, (b) if a Subsidiary is not the surviving or continuing Person, the surviving Person becomes a Subsidiary and (c) no Potential Event of Default or Event of Default shall have occurred or be continuing after giving effect thereto; and

(vii) Company and its Subsidiaries may license, sublicense or otherwise transfer Intellectual Property in the ordinary course of business in accordance with past practices.

     7.8 Capital Expenditures.

          Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year, in an aggregate amount (excluding Qualified Capital Expenditures of up to $18,000,000 in any Fiscal Year) in excess of $8,000,000.

     7.9 Transactions with Affiliates.

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or assets or the rendering of any service) of any kind with any Affiliate of Company, whether or not in the ordinary course of business, other than on reasonable terms; provided that the foregoing restriction will not apply to transactions between or among the Company and any of its Wholly-Owned Subsidiaries or between and among any Wholly-Owned Subsidiaries .

     7.10 Sale and Lease-Backs.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease (including a Capital Lease), of any property (whether real, personal or mixed), whether now owned or hereafter acquired, that Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries); provided that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be permitted to enter into, and remain liable under, such lease to the extent that the transaction would be permitted under subsection 7.1, assuming the sale and lease back transaction constituted Indebtedness in a principal amount equal to the gross proceeds of the sale.

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     7.11 Conduct of Business.

     From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any businesses that are material to Company and its Subsidiaries, taken as a whole, other than the businesses of providing directory assistance, operator services, data management and information service solutions.

     7.12 Fiscal Year.

     Company shall not change its Fiscal Year-end from the Sunday closest to October 31.

     7.13 Deposit Accounts and Securities Accounts.

     Company and Subsidiary Guarantors shall not, at any time following the 30th day after the Closing Date, permit the aggregate amount on deposit in Deposit Accounts or Securities Accounts maintained by Company or any Subsidiary Guarantor at any time to have a principal balance in excess of $1,000,000 other than (a) accounts maintained with any Lender, or (b) accounts in respect of which such Company or such Subsidiary Guarantor, as the case may be, has executed and delivered to Administrative Agent a Control Agreement. At Administrative Agent's reasonable request, Company shall or shall cause such Subsidiary Guarantor to obtain a Control Agreement from the financial institution at which any Deposit Account or Securities Account is maintained, or, if Company or such Subsidiary Guarantor is unable or unwilling to obtain a Control Agreement, to transfer all amounts in the applicable account to an account maintained with (x) Wells Fargo or (y) another financial institution from which Company or such Subsidiary Guarantor has obtained a Control Agreement.

     Section 8. EVENTS OF DEFAULT

     If any of the following conditions or events ("Events of Default") shall occur:

     8.1 Failure to Make Payments When Due.

     Failure of Company to pay any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to the Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

     8.2 Default in Other Agreements.

          (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1), or Contingent Obligations relating to Indebtedness with an aggregate principal amount of $3,000,000 or more, in each case beyond the end of any grace period provided therefor; or

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          (ii)  breach or default by  Company  or any of its  Subsidiaries  with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations relating to Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (with all notices provided for therein having been given and all grace periods provided for therein having lapsed, such that no further notice or passage of time is required in order for such holders or such trustee to exercise such right, other than notice of their or its election to exercise such right); or

     8.3 Breach of Certain Covenants.

                  Failure of Company to perform or comply with any term or condition contained in subsection 2.5, 6.1(i) (to the extent arising from the failure to provide notice of an Event of Default) or 6.2 or Section 7 of this Agreement; or

     8.4 Breach of Warranty.

                  Any representation, warranty or certification made by Company or any of its Subsidiaries in any Loan Document or in any certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

     8.5 Other Defaults Under Loan Documents.

                  Company or any of its Subsidiaries shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to or covered in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after receipt by Company or such Subsidiary of notice from Administrative Agent or any Lender of such default; or

     8.6 Involuntary Bankruptcy; Appointment of Receiver, etc.

          (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or

          (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, conservator, custodian or other officer having similar powers over Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

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     8.7 Voluntary Bankruptcy; Appointment of Receiver, etc.

          (i) Company or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or

          (ii) Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Governing Body of Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

     8.8 Judgments and Attachments.

     Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $3,000,000 to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

     8.9 Dissolution.

     Any order, judgment or decree shall be entered against Company or any of its Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

     8.10 Employee Benefit Plans.

     There shall occur one or more ERISA Events that individually or in the aggregate result in or would reasonably be expected to result in liability of Company or any of its Subsidiaries in excess of $1,000,000; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans to which Company or any of its Subsidiaries has contributed (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which would reasonably be expected to result in a Material Adverse Effect; or

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     8.11 Change in Control.

     A Change in Control shall have occurred; or

     8.12 Invalidity of Loan Documents; Repudiation of Obligations.

     At any time after the execution and delivery thereof, (i) any Loan Document or any provision thereof, for any reason other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) Company or any of its Subsidiaries shall contest the validity or enforceability of any Loan Document or any provision thereof in writing, or (iii) any Loan Party shall deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document or any provision thereof;

     THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7 in respect of Company or any Subsidiary Guarantor, each of
(a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations of Company shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase assignments of any unpaid Swing Line Loans as provided in subsection 2.1A(ii). On the date that there has been an acceleration of the maturity of the Obligations of Company or a termination of the obligations of the Lenders to make Loans or issue Letters of Credit hereunder as a result of any Event of Default, all Loans and all other Obligations of Company denominated in any Foreign Currency shall be converted into, and all such amounts due thereunder shall accrue and be payable in, Dollars at the Exchange Rate on such date. From and after such date, all Loans hereunder shall be denominated only in Dollars.

     Notwithstanding anything contained in the preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

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     Section 9. ADMINISTRATIVE AGENT

9.1      Appointment.

     A. Appointment of Administrative Agent. Wells Fargo is hereby appointed Administrative Agent hereunder and under the other Loan Documents. Each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Wells Fargo agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Administrative Agent and Lenders and none of Company or any of its Subsidiaries shall have rights as a third party beneficiary of any of the provisions thereof, except that Company shall be a third party beneficiary of subsection 9.5A and shall be entitled to enforce its rights thereunder. In performing its functions and duties under this Agreement, Administrative Agent (other than as provided in subsection 2.1D) shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

     B. Control. Each Lender and Administrative Agent hereby appoints each other Lender as agent for the purpose of perfecting Administrative Agent's security interest in assets that, in accordance with the UCC, can be perfected by possession or control.

     9.2 Powers and Duties; General Immunity.

     A. Powers; Duties Specified. Each Lender irrevocably authorizes Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or Company; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

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     B. No Responsibility for Certain Matters. Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Administrative Agent to Lenders or by or on behalf of Company to Administrative Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

     C. Exculpatory Provisions. Neither Administrative Agent nor any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by Administrative Agent under or in connection with any of the Loan Documents except to the extent caused by Administrative Agent's gross negligence or willful misconduct. Administrative Agent shall be entitled to refrain from any discretionary act or the taking of any discretionary action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Administrative Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), Administrative Agent shall be required to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions; provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable law. Without prejudice to the generality of the foregoing, (i) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication (including any electronic message, Internet or intranet website posting or other distribution), instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

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     D.  Administrative  Agent  Entitled  to Act as Lender.  The  agency  hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

     9.3 Independent Investigation by Lenders; No Responsibility For Appraisal of Creditworthiness.

     Each Lender agrees that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

     9.4 Right to Indemnity.

     Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent and its officers, directors, employees, agents, attorneys, professional advisors and Affiliates to the extent that any such Person shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements and fees and disbursements of any financial advisor engaged by Administrative Agent) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent or such other Person in exercising the powers, rights and remedies of Administrative Agent or performing duties of Administrative Agent hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of Administrative Agent resulting solely from Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. If any indemnity furnished to Administrative Agent or any other such Person for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

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     9.5 Resignation of Administrative Agent; Successor Administrative Agent and
Swing Line Lender.

     A. Resignation; Successor Administrative Agent. Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation by Administrative Agent, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent, with such appointment subject, so long as no Event of Default shall have occurred and be continuing, to prior approval of Company (such approval not to be unreasonably withheld or delayed). If no such successor shall have been so appointed by Requisite Lenders and shall have accepted such appointment within 30 days after the retiring
Administrative Agent gives notice of its resignation, the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent. If Administrative Agent shall notify Lenders and Company that no Person has accepted such appointment as successor Administrative Agent, such resignation shall nonetheless become effective in accordance with Administrative Agent's notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by, to or through each Lender directly, until such time as Requisite Lenders appoint a successor Administrative Agent in accordance with this subsection 9.5A. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement (if not already discharged as set forth above). After Administrative Agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     B. Successor Swing Line Lender. Any resignation of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation of Wells Fargo or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Company for cancellation, and
(iii) if so requested by the successor Administrative Agent and Swing Line Lender in accordance with subsection 2.1E, Company shall issue a Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit V annexed hereto, in the amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

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     9.6 Collateral Documents and Guaranties.

     Each Lender (which term shall include, for purposes of this subsection 9.6, any Swap Counterparty) hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under each Collateral Document, and each Lender agrees to be bound by the terms of each Collateral Document; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented, (b) release any Subsidiary Guarantor from the Guarantee and Collateral Agreement if all of the Capital Stock of such Subsidiary Guarantor is sold to any Person (other than to Company or any of its other Subsidiaries) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented or (c) subordinate the Liens of Administrative Agent, on behalf of Lenders, to any Liens permitted by subsection 7.2; provided that, in the case of a sale of such item of Collateral or stock referred to in subdivision (a) or
(b), the requirements of subsection 10.14 are satisfied. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Guarantee and Collateral Agreement, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale.

     9.7 Administrative Agent May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Company or any of the Subsidiaries of Company, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Company) shall be entitled and empowered, by intervention in such proceeding or otherwise

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          (i) to file and prove a claim for the whole  amount of  principal  and interest owing and unpaid in respect of the Loans and any other Obligations that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Administrative Agent and their agents and counsel and all other amounts due Lenders and Administrative Agent under subsections 2.3 and 10.2) allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under subsections 2.3 and 10.2.

          Nothing herein contained shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     Section 10. MISCELLANEOUS

     10.1 Successors and Assigns; Assignments and Participations in Loans and Letters of Credit.

     A. General. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to the further provisions of this subsection 10.1). Neither Company's rights nor obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders (and any attempted assignment or transfer by Company without such consent shall be null and void). No sale, assignment or transfer or participation of any obligations of a Lender in respect of a Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation. Anything contained herein to the contrary notwithstanding, except as provided in subsection 2.1A(ii) and subsection 10.5, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described below to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of each of Administrative Agent and Lenders and Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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

     B. Assignments.

          (i) Amounts and Terms of Assignments. Any Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement; provided that (a), except (1) in the case of an assignment of the entire remaining amount of the assigning Lender's rights and obligations under this Agreement or (2) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund of a Lender, the aggregate amount of the Revolving Loan Exposure of the assigning Lender and the assignee subject to each such assignment shall not be less than $5,000,000, unless Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed), provided that simultaneous assignments to or by two or more related Funds shall be treated as one assignment for purposes of this clause (a), (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned; and any assignment of all or any portion of a Revolving Loan Commitment, Revolving Loan or Letter of Credit participation shall be made only as an assignment of the same proportionate part of the assigning Lender's Revolving Loan Commitment, Revolving Loans and Letter of Credit participations, (c) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not already be a Lender, shall deliver to
     Administrative Agent information reasonably requested by Administrative Agent, including forms, certificates or other information in compliance with subsection 2.7B(iv), and (d) except in the case of an assignment to another Lender, an Affiliate of a Lender or an Approved Fund of a Lender, Administrative Agent and, if no Event of Default or Potential Event of Default has occurred and is continuing, Company, shall have consented thereto (which consent shall not be unreasonably withheld).

          Upon such execution, delivery and consent, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and
     (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender such Lender shall continue to have all rights and obligations of the Issuing Lender until the cancellation or expiration of any Letters of Credit issued by it and the reimbursement of any amounts drawn thereunder). The assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the amounts of the new Commitments and/or outstanding Revolving Loans, as the case may be, of the assignee and/or the assigning Lender. Other than as provided in subsection 2.1A(ii) and subsection 10.5, any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 10.1B shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection 10.1C.

          (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iv), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

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

          (iii) Deemed Consent by Company. If the consent of Company to an assignment or to an Eligible Assignee is required hereunder, Company shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Company on or prior to such fifth Business Day.

     C. Participations. Any Lender may, without the consent of, or notice to, Company or Administrative Agent, sell participations to one or more Persons (other than a natural Person or Company or any of its Affiliates) in all or a portion of such Lender's rights and/or obligations under this Agreement; provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Company, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or
(ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation. Subject to the further provisions of this subsection 10.1C, Company agrees that each Participant shall be entitled to the benefits of subsections 2.6D and 2.7 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection 10.1B. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 10.4 as though it were a Lender, provided such Participant agrees to be subject to subsection 10.5 as though it were a Lender. A Participant shall not be entitled to receive any greater payment under subsections 2.6D and 2.7A than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with Company's prior written consent. No Participant shall be entitled to the benefits of subsection
2.7 unless Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Company, to comply with subsection 2.7B(iv) as though it were a Lender.

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

     D. Pledges and Assignments. Any Lender may, without the consent of Administrative Agent or Company, at any time pledge or assign a security interest in all or any portion of its Loans, and the other Obligations owed to such Lender, to secure obligations of such Lender, including without limitation
(A) any pledge or assignment to secure obligations to any Federal Reserve Bank and (B) in the case of any Lender that is a Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender including to any trustee for, or any other representative of, such holders; provided that
(i) no Lender shall be relieved of any of its obligations hereunder as a result of any such assignment or pledge and (ii) in no event shall any assignee or pledgee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to pledgees under subsection 10.1D, assignees and participants (including prospective assignees and participants), in each case subject to subsection 10.19.

     F. Agreements of Lenders. Each Lender listed on the signature pages hereof hereby agrees, and each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree, (i) that it is an Eligible Assignee described in clause (ii) of the definition thereof; (ii) that it has experience and expertise in the making of or purchasing loans such as the Loans; and (iii) that it will make or purchase Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control).

     10.2 Expenses.

     Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all reasonable out-of-pocket costs and expenses incurred by Administrative Agent, including reasonable fees, expenses and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (ii) all other reasonable costs and expenses incurred by the Administrative Agent in connection with the syndication of the Commitments; (iii) all reasonable costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and reasonable fees, costs and expenses of accountants, advisors and consultants, incurred by Administrative Agent and its counsel at any time when an Event of Default has occurred and is continuing, relating to efforts to evaluate or assess Company or any of its Subsidiaries and its business or financial condition; and (iv) all reasonable costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel), reasonable fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents (including in connection with the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

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

     10.3 Indemnity.

     In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel; provided, that Company shall only be required to reimburse Lenders other than Administrative Agent for the expenses of one counsel under the conditions described in clause (iv)), indemnify, pay and hold harmless Administrative Agent and Lenders (including the Issuing Lender), and the officers, directors, trustees, employees, agents, advisors and Affiliates of Administrative Agent and Lenders (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

     As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages) penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Authority, or any enforcement of any of the Loan Documents) or (ii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

     To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

     10.4 Set-Off.

     In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default each of Lenders and their Affiliates is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender or any Affiliate of that Lender to or for the credit or the account of Company and each of its Subsidiaries against and on account of the Obligations of Company or any of its Subsidiaries to that Lender (or any Affiliate of that Lender) or to any other Lender (or any Affiliate of any other Lender) under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

     10.5 Ratable Sharing.

     Lenders hereby agree among themselves that if any of them shall, whether by voluntary or mandatory payment (other than a payment or prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall, unless such proportionately greater payment is required by the terms of this Agreement, (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate
Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that (A) if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest and (B) the foregoing provisions shall not apply to (1) any payment made by Company pursuant to and in accordance with the express terms of this Agreement or (2) any payment obtained by a Lender as consideration for the assignment (other than an assignment pursuant to this subsection 10.5) of or the sale of a participation in any of its Obligations to any Eligible Assignee or Participant pursuant to subsection 10.1B. Company expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of subsection 10.1B with respect to such assignment. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an Assignment Agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender.

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     10.6 Amendments and Waivers.

     No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders and Company; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of:

          (i) each Lender with Obligations directly affected (whose consent shall be sufficient for any such amendment, modification, termination or waiver without the consent of Requisite Lenders) (1) reduce or forgive the principal amount of any Loan, (2) postpone the scheduled final maturity date of any Loan (but not the date of any scheduled installment of principal), (3) postpone the date on which any interest or any fees are payable, (4) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder (other than any waiver of any increase in the fees applicable to Letters of Credit pursuant to subsection 3.2 following an Event of Default), (5) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit reimbursement obligation, (6) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, (7) extend the Revolving Commitment Termination Date, (8) change in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit or (9) change in any manner the provisions of subsection 2.4B to provide that Lenders will not share pro rata in reductions of the Revolving Loan Commitment Amount;

          (ii) each Lender, (1) change in any manner the definition of "Pro Rata Share" or the definition of "Requisite Lenders" (except for any changes resulting solely from an increase in the aggregate amount of the Commitments approved by Requisite Lenders), (2) change the provisions of subsection 2.4B(iii) to provide that Lenders will not share pro rata in payments, (3) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders,
     (4) increase the maximum duration of Interest Periods permitted  hereunder,
     (5) release any Lien granted in favor of Administrative Agent with respect to all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case other than in accordance with the terms of the Loan Documents, or (6) change in any manner or waive the provisions contained in subsection 2.4A(iii), subsection 8.1 (except by virtue of any acceleration that has been rescinded and annulled in accordance with this Agreement), subsection 10.5 or this subsection 10.6.

     In addition, no amendment, modification, termination or waiver of any provision (i) of subsection 2.1A(ii) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (ii) of Section 3 shall be effective without the written concurrence of Administrative Agent and, with respect to the purchase of participations in Letters of Credit, without the written concurrence of each Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit, (iii) of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent; and (iv) that increases the amount of a Commitment of a Lender shall be effective without the consent of such Lender.

     Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding and each future Lender.

     Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

     10.7 Independence of Covenants.

     All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

     10.8 Notices; Effectiveness of Signatures; Posting on Electronic Delivery Systems.

     A. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile in complete and legible form, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Company, Administrative Agent, Swing Line Lender and the Issuing Lender and notices to any Lender under Section 2 or Section 3 shall not be effective until received. For the purposes hereof, the address of Company, Administrative Agent, Swing Line Lender and the Issuing Lender shall be as set forth on Schedule 10.8 and the address of each other Lender shall be as set forth on its Administrative Questionnaire or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent. Electronic mail and Internet and intranet websites may be used to distribute routine communications, such as financial statements and other information as provided in subsection 6.1. Administrative Agent or Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

     B. Effectiveness of Signatures. Loan Documents and notices under the Loan Documents may be transmitted and/or signed by telefacsimile and by signatures delivered in `PDF' format by electronic mail; provided, however, that after the Closing Date no signature with respect to any notice, request, agreement, waiver, amendment or other document that is intended to have a binding effect may be sent by electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on Company, Administrative Agent and Lenders. Administrative Agent may also require that any such documents and signature be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile document or signature.

     C. Posting on Electronic Delivery Systems. Company acknowledges and agrees that (I) Administrative Agent may make any material delivered by Company to Administrative Agent, as well as any amendments, waivers, consents, and other written information, documents, instruments and other materials relating to Company, any of its Subsidiaries, or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications"), available to the Lenders by posting such notices on an electronic delivery system (which may be provided by Administrative Agent, an Affiliate of Administrative Agent, or any Person that is not an Affiliate of Administrative Agent), such as IntraLinks, or a substantially similar electronic system (the "Platform") and (II) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Company or its securities) (each, a "Public Lender"). Company acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution; (ii) the Platform is provided "as is" and "as available" and (iii) neither Administrative Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency, or sequencing of the Communications posted on the Platform. Administrative Agent and its Affiliates expressly disclaim with respect to the Platform any liability for errors in transmission, incorrect or incomplete downloading, delays in posting or delivery, or problems accessing the Communications posted on the Platform and any liability for any losses, costs, expenses or liabilities that may be suffered or incurred in connection with the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Administrative Agent or any of its Affiliates in connection with the Platform.

     The Company hereby agrees that (w) all Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Communications "PUBLIC", Company shall be deemed to have authorized Administrative Agent, the Issuing Lender and the Lenders to treat such Communications as not containing any material non-public information with respect to Company or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Communications constitute confidential information pursuant to subsection 10.18, they shall be treated as set forth in such subsection); (y) all Communications marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor"; and (z) Administrative Agent shall be entitled to treat any Communications that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor".

     Each Lender agrees that notice to it (as provided in the next sentence) (a "Notice") specifying that any Communication has been posted to the Platform shall for purposes of this Agreement constitute effective delivery to such Lender of such information, documents or other materials comprising such Communication. Each Lender agrees (i) to notify, on or before the date such Lender becomes a party to this Agreement (pursuant to an Administrative Questionnaire or otherwise), Administrative Agent in writing of such Lender's e-mail address to which a Notice may be sent (and from time to time thereafter to ensure that Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address. Notwithstanding the foregoing, (x) Company shall not be responsible for any failure of the Platform or for the inability of any Lender to access any Communication made available by Company to Administrative Agent in connection with the Platform and in no event shall any such failure constitute an Event of Default hereunder and (y) notices to any Lender pursuant to Section 2 or Section 3 shall not be provided by means other than hard copy or telecopy if such Lender notifies Administrative Agent that it is not capable of receiving such notices by such other means.

     10.9 Survival of Representations, Warranties and Agreements.

     A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

     B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 10.2, 10.3, 10.17 and 10.18 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.5 and 10.18 shall survive the payment of the Obligations, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

     10.10 Failure or Indulgence Not Waiver; Remedies Cumulative.

     No failure or delay on the part of an Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     10.11 Marshalling; Payments Set Aside.

     Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

     10.12 Severability.

     In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     10.13 Obligations Several; Independent Nature of Lenders' Rights; Damage Waiver.

     The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders, or Lenders and Company, as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to subsection 9.6, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     To the extent permitted by law, Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement (including, without limitation, subsection 2.1C hereof), any other Loan Document, any transaction contemplated by the Loan Documents, any Loan or the use of proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with the Loan Documents or the transactions contemplated thereby.

     10.14 Release of Security Interest or Guaranty.

     A. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by subsection 10.6) to take any action requested by Company having the effect of releasing any Collateral or the Guarantee and Collateral Agreement (i) to the extent necessary to permit consummation of any proposed sale or other disposition of any Collateral not prohibited by any Loan Document or that has been consented to in accordance with subsection 10.6 or (ii) under the circumstances described in subsection 10.14B below.

     B. At such time as the Loans, the Letters of Credit and the other Obligations under the Loan Documents (other than obligations under or in respect of any Interest Rate Agreement or Currency Agreement and Unasserted Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Collateral Documents, and the Collateral Documents and all obligations (other than those expressly stated to survive such termination) of Administrative Agent and each Loan Party under the Collateral Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

     10.15 Applicable Law.

     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH LOAN DOCUMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

     10.16 Construction of Agreement; Nature of Relationship.

     Company acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, (ii) it has had full and fair opportunity to review and revise the terms of this Agreement,
(iii) this Agreement has been drafted jointly by the parties hereto, and (iv) neither Administrative Agent nor any Lender or other Agent has any fiduciary relationship with or duty to Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

     10.17 Consent to Jurisdiction and Service of Process.

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS HEREUNDER AND
THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I)   ACCEPTS   GENERALLY   AND   UNCONDITIONALLY   THE   NONEXCLUSIVE
     JURISDICTION AND VENUE OF SUCH COURTS;

          (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (IV) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          10.18 Waiver of Jury Trial.

     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     10.19 Confidentiality.

     Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, and legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential, (b) to the extent requested by any Government Authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding  relating to this Agreement or the  enforcement of rights  hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this subsection 10.19, to (i) any pledgee under subsection 10.10, any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of Company, (g) with the consent of Company, (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this subsection
10.19 or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Company (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates and that no written or oral communications from counsel to an Agent and no information that is or is designated as privileged or as attorney work product may be disclosed to any Person unless such Person is a Lender or a Participant hereunder; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any Government Authority or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such Government Authority) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries. In addition, subject to obtaining the prior approval of Company (such approval not to be unreasonably withheld or delayed), Administrative Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders, and Administrative Agent or any of its Affiliates may place customary "tombstone" advertisements relating hereto in publications (including publications circulated in electronic form) of its choice at its own expense.

     10.20 Counterparts; Effectiveness.

     This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     10.21 USA Patriot Act.

     Each Lender hereby notifies Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies Company, which information includes the name and address of Company and other information that will allow such Lender to identify Company in accordance with the Act.

     10.22 Judgment Currency.

     If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from Company hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with usual and customary banking procedures Administrative Agent could purchase the specified currency with such other currency at any of Administrative Agent's offices in the United States of America on the Business Day preceding that on which final judgment is given. The obligations of the Company in respect of any sum due to any Lender, Issuing Lender, or Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, Issuing Lender or Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender, Issuing Lender or Administrative Agent

(as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, Issuing Lender or Administrative Agent, as the case may be, in the specified currency, Company agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, Issuing Lender or Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceed (a) the sum originally due to any Lender, Issuing Lender or Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 10.5, each Lender, Issuing Lender or Administrative Agent, as the case may be, agrees to promptly remit such excess to the Company.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  COMPANY:

                               VOLT DELTA RESOURCES, LLC



                               By:_____________________________________

                               Title:__________________________________

               WELLS FARGO BANK, NATIONAL ASSOCIATION,
               individually and as Administrative Agent and as a Lender



               By:___________________________________________________________

               Title:________________________________________________________

               JPMORGAN CHASE BANK, N.A.,
               as a Lender



               By:___________________________________________________________

               Title:________________________________________________________

               BANK OF AMERICA, N.A.
               as a Lender



               By:___________________________________________________________

               Title:________________________________________________________

               LLOYDS TSB BANK PLC,
               as a Lender



               By:___________________________________________________________

               Title:________________________________________________________

                                    EXHIBIT I
                           FORM OF NOTICE OF BORROWING
                              [COMPANY LETTERHEAD]

[Date]

Wells Fargo Bank, National Association
 as Administrative Agent
[Insert Bank Address
Attn:    Name and fax number]

Re: Credit Agreement dated as of December 19, 2006 among Volt Delta Resources, LLC (the "Company"), the financial institutions listed therein as lenders and Wells Fargo Bank, National Association, as Administrative Agent (the "Credit Agreement")

Pursuant to Section 2.1 of the Credit Agreement, the Company hereby gives notice of its request for a borrowing as follows:

  Date of Borrowing:    [Date]
  Currency:             [Dollar, Euro, Sterling or other Agreed Currency]
  Requested Amount:     [Amount]
  Lender:               [Lenders or Swing Line Lender]
  Type of Loan:         [Revolving Loans or Swing Line Loan]
  Interest Rate Option: [Base Rate Loan or Eurocurrency Rate Loan]
  Interest Period:      [For Eurocurrency Rate Loan: Duration of
                         Interest Period]
  Maturity Date:        [Date if applicable]


Please deliver the borrowing amount of $____________ to the following account of the Company:

     [Insert Company's bank account delivery instructions based on Currency]


The undersigned Officer, to the best of his knowledge, and Company certify that no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default.

If you have any questions regarding this transaction please contact the undersigned as soon as possible.


Sincerely,



[Certifying  Officer]
[Title]

                                   EXHIBIT II
                   [FORM OF] NOTICE OF CONVERSION/CONTINUATION
                              [COMPANY LETTERHEAD]

[Date]

Wells Fargo Bank, National Association
 as Administrative Agent
[Insert Bank Address
Attn:    Name and fax number]

Re: Credit Agreement dated as of December 19, 2006 among Volt Delta Resources, LLC (the "Company"), the financial institutions listed therein as lenders and Wells Fargo Bank, National Association, as Administrative Agent (the "Credit Agreement")

Pursuant to Section 2.2 D of the Credit Agreement, the Company hereby gives notice of its request for a conversion/continuation as follows:

Description of outstanding Loan:
 Maturity Date:       Date if applicable]
 Currency:            Dollar, Euro, Sterling or other Agreed Currency]
 Amount:              Amount]
 Type of Loan:        Revolving Loan or Swing Line Loan]

Description of new Loan(s):
 Date:                Date]
 Currency:            Dollar, Euro, Sterling or other Agreed Currency]
 Requested Amount:    Amount]
 Type of Request:     Continuation or Conversion]
 Interest Rate Option:Base Rate Loan or Eurocurrency Rate Loan]
 Interest Period:     For Eurocurrency Rate Loan: Duration of Interest Period]
 Maturity Date:       Date if applicable]


Company will wire funds for [both the paydown in principal of [amount] plus] interest of [amount] for value [Date] to:

                           [Insert Administrative Agent bank account delivery
instructions based on Currency]



In the case of a conversion to or continuation of Eurocurrency Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certifies that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.

If you have any questions regarding this transaction please contact the undersigned as soon as possible.



Sincerely,



[Certifying  Officer]
[Title]

                                   EXHIBIT III
                         [FORM OF] REQUEST FOR ISSUANCE

                  Pursuant to that certain Credit Agreement dated as of December 19, 2006 as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VOLT DELTA RESOURCES, LLC ("Company"), the financial institutions listed therein as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent"), this represents Company's request for the issuance of a Letter of Credit by Administrative Agent as follows:

   1. Issuing Lender: Wells Fargo Bank, National Association

   2. Date of issuance of Letter of Credit: ________________,_________

   3. Face amount of Letter of Credit: $________________________

   4. Expiration date of Letter of Credit: ________________,__________

   5. Name and address of beneficiary:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   6. Attached hereto is:

     [_]  the verbatim text of such proposed Letter of Credit

     [_] a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

     The undersigned officer, to the best of his or her knowledge, and Company certify that no event has occurred and is continuing or would result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default.



DATED:  ____________________     VOLT DELTA RESOURCES, LLC

                                            By:
                                                ------------------------------
                                            Title:
                                                  ----------------------------

                                  EXHIBIT IV
                            [FORM OF] REVOLVING NOTE
                            VOLT DELTA RESOURCES, LLC

$_____________________(1)                      ______________________(2)
                                                    [Issuance date]


                  FOR VALUE RECEIVED, VOLT DELTA RESOURCES, LLC ("Company"), promises to pay to ________________(3) ("Payee") or its registered assigns, the lesser of (x) _______________________(4) ($[____________________(1)]) and (y)
the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below. The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement.

                  Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of December 19, 2006 by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is one of Company's "Revolving Notes" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in the same currency in which such Revolving Loan was made in Same Day Funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been consented to by Company (to the extent required under the terms of the Credit Agreement) and accepted by Administrative Agent and recorded in the Register as provided in the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.


(1) Insert amount of Lender's  Revolving  Loan  commitment in numbers
(2) Insert place of delivery Note.
(3) Insert Lender's name in capital letters.
(4) Insert amount of Lender's Revolving Loan Commitment in words.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed herein and in the Credit Agreement.

                  Company promises to pay all reasonable costs and expenses, including reasonable and documented attorneys' fees, all as and to the extent provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                       VOLT DELTA RESOURCES, LLC

                         By:
                             -----------------------------------------------
                         Title:
                               ---------------------------------------------

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE


                                                        Outstanding
              Type of      Amount of       Amount of      Principal
             Loan Made     Loan Made    Principal Paid     Balance     Notation
 Date        This Date     This Date       This Date      This Date     Made By
 ----        ---------     ---------       ---------      ---------     -------

                                    EXHIBIT V
                            [FORM OF] SWING LINE NOTE
                            VOLT DELTA RESOURCES, LLC
$_____________________(1)                             ______________________(2)
         _________                                        [Issuance date]

                  FOR VALUE RECEIVED, VOLT DELTA RESOURCES, LLC ("Company"), promises to pay to _______________________(3) ("Payee") or its registered
assigns,       the       lesser       of       (x)       _______________________
($[________________________(1)])  and (y) the  unpaid  principal  amount  of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below. The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement.

                  Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of December 19, 2006 by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                  This Note is Company's "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in Same Day Funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

                  This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement.

                  THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.



(1) Insert amount of Lender's Revolving Loan commitment in numbers
(2) Insert place of delivery Note.
(3) Insert amount of Swing Line Lender's Swing Line Commitment in words.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed herein and in the Credit Agreement.

                  Company promises to pay all reasonable costs and expenses, including reasonable and documented attorneys' fees, all as and to the extent provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                       VOLT DELTA RESOURCES, LLC
                         By:
                             -----------------------------------------------
                         Title:
                               ---------------------------------------------

                                  TRANSACTIONS
                                       ON
                                 SWING LINE NOTE


                                                       Outstanding
         Amount of       Amount of        Amount of      Principal
         Loan Made     Principal Paid  Principal Paid     Balance    Notation
 Date    This Date       This Date        This Date      This Date    Made By
 ----    ---------       ---------        ---------      ---------    -------

                                  EXHIBIT VI
                        [FORM OF] COMPLIANCE CERTIFICATE
                      THE UNDERSIGNED HEREBY CERTIFY THAT:

                  (1) We are the duly elected [Title] and [Title] of Volt Delta Resources, LLC ("Company");

                  (2) We have reviewed the terms of that certain Credit Agreement dated as of December 19, 2006, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements;

                  (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [, except as set forth below].

                  [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

                  ------------------------------------------------------------]

                  The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv) of the Credit Agreement.



                 VOLT DELTA RESOURCES, LLC
                   By:
                       -----------------------------------------------
                   Title:
                         ---------------------------------------------

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE

     This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Credit Agreement.


 A.  Total  Debt to  EBITDA  Ratio  (as of  _____________, ____)
     1.       Consolidated  Total Debt:                       $___________
     2.       Consolidated  EBITDA:                           $___________
     3.       Leverage Ratio (1):(2): ____%
     4.       Maximum ratio permitted under
              subsection 7.6A:                                 2.00 to 1.00
                      Compliance (Yes/No)                       ___________

 B.  Minimum Fixed Charge Coverage Ratio (as of ___________)
     1.       Consolidated EBIT:                               $___________
     2.       Aggregate amount of rents paid
              or payable under all leases:                     $___________
     3.       Sum of (1 +2):                                   $___________
     4.       Cash income taxes:                               $___________
     5.       Dividends paid in cash(8):                       $___________
     6.       Sum of (4+5):                                    $___________
     7.       Line 3 minus line 6:                             $___________
                     -----
     8.       Consolidated Fixed Charges:                      $___________
     9.       Fixed Charge Coverage Ratio (7): (8)             $___________
     10.      Minimum ratio permitted under
              subsection 7.6B:                                  2.00 to 1.00
                      Compliance (Yes/No)                       __________

 C.  Minimum Consolidated Net Worth (as of _____________, ____)

     1.  Consolidated  Net Worth:  $___________
     2.  Minimum permitted under subsection 7.6C:              $___________
                      Compliance (Yes/No)                       ___________

 D.  Applicable Margin

     1.       Total Debt to EBITDA Ratio                        ___ to 1.00
     2.       Pricing Level                                     ___________


________________________________
     (1) Excluding $17,036,000 dividend paid in December 2005 in connection with buyout of Nortel minority interest.

                                   EXHIBIT VII
                            [FORM OF] ASSIGNMENT AND
                              ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

                  1.    Assignor:        ______________________________

                  2.    Assignee:        ______________________________
                       [and is an Affiliate/Approved Fund(9)]

                  3.   Company: Volt Delta Resources, LLC

                  4.   Administrative   Agent:  Wells  Fargo  Bank,   National
                       Association, as administrative agent under the Credit Agreement

                  5. Credit Agreement:The Credit Agreement dated as of December 19, 2006 among Company, the Lenders parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

--------------------
(1) Select as applicable.

                  6. Assigned Interest:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    Aggregate Amount of      Amount of Commitment/Loans     Percentage Assigned of
                                 Commitment/Loans for all             Assigned            Commitment/Loans(10)
Facility Assigned                         Lenders
------------------------------- ---------------------------- ---------------------------- ----------------------------

Revolving Loan Commitment       $_____________               $_____________               __________%
------------------------------- ---------------------------- ---------------------------- ----------------------------


Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

                  The terms set forth in this Assignment are hereby agreed to:

                            ASSIGNOR
                            --------
                            [NAME OF ASSIGNOR]

                            By:
                            ---------------------------------
                            Title:

                            ASSIGNEE
                            --------
                            [NAME OF ASSIGNEE]

                            By:
                            ---------------------------------
                            Title:
Consented to and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
   -----------------------------------------------------------
         Title:

[Consented to:]

VOLT DELTA RESOURCES, LLC

By:
   -----------------------------------------------------------
         Title:

----------------------------
(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                     ANNEX 1

                            VOLT DELTA RESOURCES, LLC
                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

                  1. Representations and Warranties.

                  1.1 Assignor.  The Assignor (a)  represents  and warrants that
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Loan Documents"), or any collateral thereunder, (iii) the financial condition of Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

                  1.2 Assignee.  The Assignee (a)  represents  and warrants that
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to subsection 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                  2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.(11)

                  3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

----------------------------
(3) Administrative Agent should consider whether this method conforms to its systems. In some circumstances, the following alternative language may be appropriate: "From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves."

                                  Schedule 7.5

                   Calculation of Permitted Tax Distributions

         The amount of Tax Distributions which are permitted for any period shall be equal to the amount computed for such period as the total U.S. federal, state and local income taxes for which direct and indirect members of Borrower would be liable if (x) such member's income ("Member Income") were only from items of income, gain, loss, deduction or credit attributable to direct or indirect membership interests in the Borrower for the period beginning on the first day of such period and ending on the last day of such period and (y) such member was subject to tax at the highest marginal effective rate of tax applicable to a corporation resident of New York, New York.

         For purposes of the foregoing:

         (a) Penalties will be excluded; provided, however, that penalties which arise solely as a result of Borrower's failure to provide timely and accurate information to any direct or indirect member necessary for such direct or indirect member to determine its tax liability with respect to its direct or indirect membership interests in Borrower may be paid in an aggregate amount not to exceed ten percent (10%) of Borrower's total Tax Distributions for such fiscal year; provided further, that penalties will be excluded to the extent that they arise from any fraud or willful misconduct on the part of Borrower.

         (b) (i) The benefits of the deductibility of state income tax and allowable credits in effect for each of the respective tax periods will be taken into account and (ii) the benefits of hypothetical net operating loss carry-forwards attributable to Borrower will be taken into account (in the case of both (i) and (ii), calculated on a basis consistent with the assumption that no direct or indirect member will be deemed to have any item of income, gain, loss, deduction or credit from any source other than such direct or indirect member's holdings in Borrower).

         (c) The benefits of net operating losses arising during any period shall be determined without regard to any elections relating to carry backs and carry forwards.

         (d) The benefits of all other carry forwards and carry backs shall be determined in a manner consistent with clauses (b)(ii) and (c) above.

         (e) Computations shall be made on an annual basis, but interim calculations may be made on a good faith basis to permit members to make estimated tax payments from time to time.